                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


         [X]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


         KFC National Purchasing Cooperative, Inc.
--------------------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if Other Than the
         Registrant)

Payment of filing fee (Check the appropriate box):

         [ ]      No fee required.

         [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transactions applies:

                  Membership Common Stock and Store Common Stock

--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  5744

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  $3,107.06 (based on the Registrant's members equity per share as of June 30, 2000)

--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  $17,846,954

--------------------------------------------------------------------------------
         (5)      Total fee paid:

                  $3,569

--------------------------------------------------------------------------------
         [  ]     Fee paid previously with preliminary materials.

         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

--------------------------------------------------------------------------------

                [KFC NATIONAL PURCHASING COOPERATIVE LETTERHEAD]



             REORGANIZATION PROPOSAL -- YOUR VOTE IS VERY IMPORTANT

         The Board of Directors of KFC National Purchasing Cooperative, Inc. (the "KFC Co-op") is seeking your approval to reorganize the KFC Co-op. We propose that the KFC Co-op merge into a newly created, wholly owned subsidiary (the "New KFC Co-op"). In the proposed merger, our current stockholder members will exchange their shares of Membership Common Stock and Store Common Stock for an equal number of shares of Membership Common Stock and Store Common Stock in the New KFC Co-op. Unlike the shares of the KFC Co-op our members currently own, the New KFC Co-op's shares of stock will not be registered with the Securities and Exchange Commission under the Securities Exchange Act.

         The Board of Directors of the KFC Co-op believes the proposed merger is in the best interests of our members. The proposed merger would conform our capital structure to other cooperative purchasing associations and reduce recurring operating expenses associated with securities filings. Because our members have not purchased stock of the KFC Co-op for investment purposes, but rather for the purpose of obtaining the lowest possible prices for goods and equipment used in the operation of our members' Kentucky Fried Chicken retail food stores, we believe the proposed merger would not adversely affect our members.

         To accomplish the proposed merger, the KFC Co-op will form a new, wholly owned subsidiary. After approval by our members, each share of Membership Common Stock and Store Common Stock of the KFC Co-op will be exchanged in the proposed merger for one share of corresponding Membership Common Stock or Store Common Stock of the New KFC Co-op. At the same time, all of the assets, operations, rights, obligations and liabilities of the KFC Co-op will be transferred to, and assumed by, the New KFC Co-op. After the effective date of the merger, our members no longer will have an ownership interest in the current KFC Co-op, which will cease to exist after the effective date of the merger. The New KFC Co-op will continue to operate on behalf of its members as the KFC Co-op has in the past.

         If our members approve the proposed merger, the New KFC Co-op's Certificate of Incorporation and Bylaws will differ in three ways from the current KFC Co-op's Certificate and Bylaws:

                  1. Our members will not have the right to receive dividends other than patronage dividends in connection with ownership of the New KFC Co-op stock;

                  2. Our members will not have the right to transfer stock of the New KFC Co-op to any party other than the New KFC Co-op for the same price the member paid to acquire the stock; and

                  3. The Bylaws of the New KFC Co-op will require that the New KFC Co-op always do more than 90% of its business with stockholder members.

         The Board of Directors believes that these changes should not have a substantive effect on our members' ownership of stock in the KFC Co-op. First, the KFC Co-op has not declared a dividend, other than patronage dividends, for over twenty years. Second, no market has ever developed for our Membership Common Stock or Store Common Stock, and no member has transferred KFC Co-op stock to a third party unassociated with the KFC Co-op. Finally, the KFC Co-op currently has no restriction on the amount of business it is required do with our members. Requiring the New KFC Co-op to do more than 90% of its business with our members will help assure that the KFC Co-op remains focused on KFC member service.

         To implement the proposed merger, the KFC Co-op Board seeks approval for (i) its officers to execute the Plan and Agreement of Merger, as more fully described in the attached Proxy Statement and (ii) the authorization of such other action as may be necessary to carry out the purposes of the proposed corporate reorganization.

         Upon completion of the corporate reorganization, the New KFC Co-op will continue to operate and will concentrate on the purchasing cooperative business. The New KFC Co-op Board will continue to exercise policy-making decisions and administer the Patronage Dividend Program in accordance with past practices.

         Your vote is very important. You can vote by attending the Special Meeting or by completing and returning the enclosed proxy card. The attached Proxy Statement provides you with detailed information about the proposed corporate reorganization. We encourage you to read this document.

         We strongly support the proposed merger and enthusiastically recommend that you vote in favor of the corporate reorganization.

                  Daniel E. Woodside                  David G. Neal
                  President, KFC Co-op                Chairman, KFC Co-op

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
                              950 BRECKENRIDGE LANE
                           LOUISVILLE, KENTUCKY 40207
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                               November __, 2000

To the Stockholders of KFC National Purchasing Cooperative, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of KFC National Purchasing Cooperative, Inc. (the "KFC Co-op") will be held on December 28, 2000, 10:00 a.m. local time, at the corporate headquarters of the KFC Co-op at 950 Breckenridge Lane, Louisville, Kentucky 40207, for the purpose of considering and voting upon the following matters, all as set forth in the accompanying Proxy Statement:


(i) PLAN AND AGREEMENT OF MERGER. A proposal to approve the Merger of the KFC Co-op, as approved by the KFC Co-op Board, into KFC National Purchasing Co-op, Inc. (the "Merger"). Approval of the Merger involves:
         (i) authorization of and execution of a Plan and Agreement of Merger, in substantially the form attached to the Proxy Statement as Appendix A, and the consummation of the transactions contemplated therein, as more fully described in the Proxy Statement; and (ii) the authorization of such other action by the KFC Co-op Board and any of its officers as may be necessary or appropriate to carry out the objects, intents, and purposes of the Merger.

(ii) OTHER BUSINESS. Such other business related to the Merger as may properly come before the meeting or any adjournment thereof. The KFC Co-op Board currently knows of no other business to be brought before the Special Meeting.


         The close of business on November __, 2000 has been fixed as the date of record for those stockholders entitled to vote at the Special Meeting and any adjournments or postponements thereof. Accordingly, only stockholders of record on such date are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The stock transfer books of the KFC Co-op will not be closed.





                                    By Order of the Board of Directors

                                    Robert C. Carle, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----
SUMMARY .......................................................................4
         The Company...........................................................4
         The Special Meeting...................................................4
         Purpose of the Merger.................................................4
         General Terms and Effects of the Merger...............................4
         Record Date and Outstanding Shares....................................5
         Vote Required.........................................................5
         Recommendations.......................................................5
         Reasons for the Merger................................................5
         Fairness of the Merger................................................6
         Terms of the Merger Agreement.........................................6
         Effects of the Merger Agreement.......................................6
THE SPECIAL MEETING............................................................8
         General ..............................................................8
         Matters to be Considered..............................................8
         Recommendation of the KFC Co-op Board.................................8
         Proxies ..............................................................8
         Voting Rights.........................................................9
         Voting Groups.........................................................9
         No Appraisal Rights...................................................9
THE PROPOSED MERGER...........................................................10
         History of the KFC Co-op.............................................10
         Reasons for the Proposed Merger......................................11
         Fairness of the Proposed Merger......................................13
         Differences Between the KFC Co-op and the New KFC Co-op..............13
         The Proposed Merger..................................................15
         Stockholder Information after the Merger.............................16
         Federal Income Tax Consequences......................................16
         Accounting Treatment of the Proposed Merger..........................17
         Regulatory Approvals.................................................17
         Failure of the Merger Proposal.......................................17
MARKET AND PRICE FOR THE KFC CO-OP STOCK......................................17
COMPARISON OF KFC CO-OP CAPITAL STOCK AND NEW KFC CO-OP CAPITAL STOCK.........17
         Introduction.........................................................18
         KFC Co-op Membership Stock...........................................19
                  Issuance in Series..........................................19
                  KFC Operators...............................................19
                  Voting Rights...............................................20
                  Dividend Rights.............................................20
                  Limitations on Ownership and Transfer; Redemption...........20
                  Liquidation Rights..........................................21
                  General.....................................................21
         KFC Co-op Store Stock................................................21
                  Voting Rights...............................................21
                  Dividend Rights.............................................21
                  Limitations on Ownership and Transfer; Redemption...........22

                  Liquidation Rights..........................................22
                  General.....................................................23
DIVIDEND POLICY...............................................................23
         Introduction.........................................................23
         Patronage Dividend Program...........................................23
         Differences in the New KFC Co-op's Bylaws............................25
MANAGEMENT OF THE KFC CO-OP...................................................25
TRANSACTIONS WITH STOCKHOLDERS, DIRECTORS AND AFFILIATES......................29
LEGAL MATTERS.................................................................30
INDEPENDENT PUBLIC ACCOUNTANTS................................................30
STOCKHOLDER PROPOSALS.........................................................30
TRADEMARKS....................................................................30
WHERE YOU CAN FIND MORE INFORMATION...........................................30
INCORPORATION OF INFORMATION BY REFERENCE.....................................31

                                   APPENDICES

PLAN AND AGREEMENT OF MERGER..........................................APPENDIX A

CERTIFICATE OF INCORPORATION OF
KFC NATIONAL PURCHASING COOPERATIVE, INC.,
AS CURRENTLY AMENDED..................................................APPENDIX B

BYLAWS OF KFC NATIONAL PURCHASING COOPERATIVE, INC....................APPENDIX C

CERTIFICATE OF INCORPORATION OF NEW KFC CO-OP.........................APPENDIX D

BYLAWS OF NEW KFC CO-OP...............................................APPENDIX E

                                     SUMMARY

         This summary highlights selected information from this document and may not contain all of the information that is important to you. For a more complete understanding of the proposed merger and for a more complete description of the legal terms of the proposed merger, you should read this entire document carefully, as well as the additional documents to which we refer you, including the merger agreement. For your reference, we have included page references to direct you to more complete descriptions of the topics presented in this Summary.

THE COMPANY

KFC NATIONAL PURCHASING COOPERATIVE, INC.
950 Breckenridge Lane
Louisville, Kentucky 40207
(502) 896-5900

         We are a purchasing cooperative that operates a purchasing program through Unified Foodservice Purchasing Co-op, LLC in order to provide our members with the lowest possible store delivered costs for goods and equipment used in their outlets. Our stockholder members are operators of KFC outlets, including Tricon Global Restaurants, Inc., and the National Council and Advertising Cooperative, Inc. Until March 1, 1999, we administered purchasing programs for multiple restaurant concepts, but now we only operate and only plan to operate purchasing programs for KFC operators.

THE SPECIAL MEETING


         The KFC Co-op will hold a special stockholders meeting at its corporate headquarters at 950 Breckenridge Lane, Louisville, Kentucky 40207 on December 28, 2000, 10:00 a.m. local time. At the special stockholders meeting, you will be asked to consider and vote on a proposal to approve and adopt the merger agreement.


PURPOSE OF THE MERGER

         The purpose of the proposed merger is to conform our organizational structure to that of the Taco Bell National Purchasing Coop, Inc. and the Pizza Hut National Purchasing Coop, Inc., the other two members of Unified Foodservice Purchasing Co-op, LLC. As a result of the merger, we will no longer have to make securities filings with the SEC, which will reduce our recurring operating expenses.

GENERAL TERMS AND EFFECTS OF THE MERGER


         In the proposed merger, the KFC Co-op will merge into the new KFC National Purchasing Co-op, a corporation recently formed by the KFC Co-op, with the New KFC Co-op being the surviving corporation. You will exchange your shares in the KFC Co-op for an equal number of shares in the New KFC Co-op. The diagram on page 15 shows the steps by which we will accomplish the merger.

         The stock in the New KFC Co-op will not be registered under federal securities laws. As a result, the New KFC Co-op will not file periodic reports with the Securities and Exchange Commission. Our board of directors has adopted a policy to continue to provide stockholders with copies of our audited financial statements and other information about the business, financial condition and results of operations of the KFC Co-op. For a description of the policy, see "The Proposed Merger - Stockholder Information After the Merger" on page 16.

RECORD DATE AND OUTSTANDING SHARES

         If you held KFC Co-op membership shares at the close of business on November __, 2000, you are entitled to vote on the merger proposal. As of that date, ________ KFC Co-op membership shares were outstanding and entitled to vote at the special meeting.


VOTE REQUIRED

         Approval of the proposed merger requires the affirmative vote of (a) a majority of all outstanding shares of KFC Co-op membership stock entitled to vote at the Special Meeting and (b) two-thirds (2/3) of the members present, either in person or by properly executed proxy, at the Special Meeting.

RECOMMENDATIONS

         Our board of directors believes that the proposed merger is in the best interest of the KFC Co-op and our members, and unanimously recommends that you vote "FOR" the merger proposal. Our directors, who beneficially own 12 shares, or 2%, of the membership stock entitled to vote at the Special Meeting, have indicated they plan to vote their shares "FOR" the merger proposal.

REASONS FOR THE MERGER


         Our board of directors based its recommendation that you approve the merger on the following considerations, which are described in greater detail on pages 11 and 12 under "Reasons for the Proposed Merger":

                  - Members receive no financial benefit from the features of our certificate of incorporation and bylaws that require us to register our stock under the federal securities laws.

                  - We believe that members prefer that we pay no dividends other than patronage dividends, which are based on the volume of business a member does with the KFC Co-op.


                  - Paying dividends based on stock ownership would have disadvantageous federal income tax consequences for us and our members. Patronage dividends are subject only to a single level of tax at the stockholder level, unlike per share dividends which are subject to tax at both the corporate and stockholder levels. Furthermore, paying per share dividends could cause us to lose our cooperative status and ability to pay patronage dividends under the Internal Revenue Code.

                  - Terminating the registration of the our stock under federal securities laws will reduce recurring operating costs associated with securities filings.



FAIRNESS OF THE MERGER

         We believe the merger is fair to all stockholders because:


                  - The merger will not change the economic position of our stockholders.

                  - Stockholders will continue to receive information about our business, financial condition and results of operations.

TERMS OF THE MERGER AGREEMENT

         The merger agreement is attached to this proxy statement as Appendix A. You should read the merger agreement in its entirety. It is the legal document that governs the merger.

         This is how we will accomplish the merger:

                  - We will form a new, wholly owned subsidiary, the New KFC Co-op.

                  - The current KFC Co-op will then merge into the New KFC Co-op, with the New KFC Co-op continuing cooperative business operations as the surviving entity of the merger.


                  - In the proposed merger, our members will exchange their current shares of store common stock and membership common stock for an equal number of shares of corresponding store common stock and membership common stock in the New KFC Co-op.

See "The Proposed Merger" on page 10 for a more complete discussion of this process.


EFFECTS OF THE MERGER AGREEMENT

         The New KFC Co-op's certificate of incorporation and bylaws will differ in three significant ways from the current certificate of incorporation and bylaws. We do not believe these differences will have an adverse effect on our members.

                  - The New KFC Co-op will not have the capacity to pay dividends, other than patronage dividends based on the volume of business each member does with us during the prior year.


                           Even though we have not paid dividends other than patronage dividends for over 20 years and have no intention to ever do so, our certificate of incorporation does not prohibit us from paying dividends based on stock ownership. We believe that our members prefer that we maintain the smallest margin over the costs of goods and services that is sufficient to cover our cost of operation and need for working capital and reserves. This belief is based upon the fact that our members desire to purchase goods and services at the lowest cost possible. We also believe that our members prefer that we distribute patronage dividends rather than per share dividends because, under the cooperative tax principles of the Internal Revenue Code, patronage dividends are taxed only once, unlike per share dividends that are taxed at both the corporate and stockholder levels.


                  - Members will not have the right to transfer store common stock other than to sell it to the New KFC Co-op at the price at which the New KFC Co-op sells shares of store common stock to members.


                           Although there has never been a market for our capital stock, our certificate of incorporation does not expressly prohibit our members from selling stock to another KFC operator at a profit. In practice, a member cannot sell store common stock for more than the member paid for it, and therefore a market can never develop for KFC store common stock, because the only potential buyers are KFC retail operators who can always purchase shares directly from the KFC Co-op for $400 per share.

                  - The New KFC Co-op will always be required to do more than 90% of its business with our members.

                           Although there currently is no restriction on our ability to do business with non-members, neither we nor our members have an interest in doing significant amounts of business with non-members. The new requirement will ensure that we remain focused on KFC member services.

         We anticipate that, as a result of these changes, the New KFC Co-op will not be required to register its capital stock under federal securities laws. The New KFC Co-op will continue to operate as the KFC Co-op has in the past and will concentrate on its KFC purchasing cooperative business. The New KFC Co-op Board will continue to exercise policy-making decisions and administer the patronage dividend program in accordance with past practices.


                               THE SPECIAL MEETING

GENERAL


         We are sending you this proxy statement because the board of directors of the KFC Co-op is soliciting your proxy to vote at the KFC Co-op's special stockholders meeting to be held on December 28, 2000, at 10:00 a.m. (local time) at the KFC Co-op's headquarters at 950 Breckenridge Lane, Louisville, Kentucky. We will be sending this proxy statement and the attached notice to the KFC Co-op's members on or about November __, 2000.


MATTERS TO BE CONSIDERED

         At the Special Meeting, members owning shares of KFC Co-op membership common stock will be asked to consider and vote upon a proposal to approve the merger of the KFC Co-op into the New KFC Co-op, with the New KFC Co-op being the surviving corporation. In the proposed merger, the KFC Co-op's members will exchange their membership and store shares for an equal number of membership and store shares in the New KFC Co-op. The diagram on page 15 shows the steps by which the KFC Co-op will accomplish the proposed merger. In addition to approving the proposed merger, members will be asked to authorize such other action by the KFC Co-op Board and its officers as is necessary to carry out the proposed merger.


RECOMMENDATION OF THE KFC CO-OP BOARD


         The KFC Co-op Board has approved the formation of the New KFC Co-op, a wholly owned subsidiary of the KFC Co-op, the Plan and Agreement of Merger, and the proposed merger, including the proposed Certificate and Bylaws of the New KFC Co-op. The KFC Co-op Board recommends that members vote "FOR" approval of the proposed merger. The reasons for the Board's recommendation are described on page 11, "The Proposed Merger - Reasons for the Proposed Merger".


         Our directors, who beneficially own 12 shares, or 2%, of the membership common stock entitled to vote at the Special Meeting, have indicated they plan to vote their shares "FOR" approval of the proposed merger.

PROXIES

         The accompanying proxy form is for use at the Special Meeting if a member does not attend in person. The proxy may be revoked by the holder of KFC Co-op membership stock at any time before it is exercised by submitting to the KFC Co-op written notice of revocation, a properly executed proxy of a later date or by attending the Special Meeting and electing to vote in person. Written notices of revocation and other communications with respect to the revocation of the proxies should be addressed to the KFC Co-op, 950 Breckenridge Lane, Louisville, Kentucky 40207, Attention: Robert C. Carle, Secretary. All shares represented by a valid proxy received pursuant to this solicitation, and not revoked before it is exercised, will be voted as directed in the proxy. If no directions are given, the shares represented by the proxy will be voted in favor of approval of the merger and the transactions contemplated thereby. The KFC Co-op Board is unaware of any other matters that may be presented for action at the Special Meeting. If, however, other matters properly come before the Special Meeting, the shares represented by proxies in the accompanying form will be voted or not voted by the named proxy holders in their discretion, provided that no proxy that is voted against approval of the merger will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.

         FAILURE TO RETURN AN EXECUTED PROXY CARD OR TO VOTE IN PERSON AT THE SPECIAL MEETING OR VOTING TO ABSTAIN WILL CONSTITUTE, IN EFFECT, A VOTE AGAINST APPROVAL OF THE MERGER.

         The KFC Co-op will bear the cost of the solicitation. Certain directors, officers and other employees of the KFC Co-op, not specially employed for this purpose, may solicit proxies, without additional remuneration by personal interview, mail, telephone, facsimile or other electronic means.

VOTING RIGHTS

         Only holders of record of shares of KFC Co-op membership stock as of the close of business on the Special Meeting Record Date ("Holders of Record") will be entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Holders of Record are entitled to one vote per share on any matter that may properly come before the Special Meeting which they are entitled to vote upon. The presence, either in person or by properly executed proxy, of members representing a majority of those entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting.

VOTING GROUPS

         Since the merger will affect all Holders of Record in the same manner, the KFC Co-op Board of Directors has determined that all Holders of Record will vote as a single voting group on the merger proposal.

         Approval of the merger requires the affirmative vote of (a) a majority of all outstanding shares of KFC Co-op membership stock entitled to vote at the Special Meeting, and (b) two-thirds (2/3) of the members present, either in person or by properly executed proxy, at the Special Meeting.

         As of June 30, 2000, there were 567 shares of KFC Co-op membership stock outstanding and entitled to vote at the Special Meeting. As of the Special Meeting Record Date, the KFC Co-op knows of no person who beneficially owns more than five percent of the issued and outstanding shares of KFC Co-op membership stock.

NO APPRAISAL RIGHTS

         Members of the KFC Co-op will not be entitled to appraisal rights under the Delaware General Corporation Law (the "Delaware Law") in connection with the merger.


                               THE PROPOSED MERGER

HISTORY OF THE KFC CO-OP

         The KFC Co-op was organized in 1978 to serve as a national purchasing cooperative on behalf, and for the benefit of KFC Operators, including KFC National Management Company, a subsidiary of KFC Corporation. The KFC Co-op was organized by KFC Corporation and the KFC franchisees' National Franchisee Advisory Council (a predecessor of the National Council and Advertising Cooperative, Inc. (the "NCAC")) with the objectives of: (i) obtaining goods and equipment at the lowest prices and (ii) having the procurement function on behalf of operators of KFC retail outlets handled on an arm's-length basis rather than through KFC Corporation.

         In 1989, the KFC Co-op began selling directly and through distributors, goods and equipment to other restaurant systems, including Taco Bell. In November 1992, operators of Taco Bell retail outlets became eligible as members (the "Taco Bell Members") of the KFC Co-op through amendments to the KFC Co-op's Certificate of Incorporation and Bylaws. In addition, during fiscal 1992, through a newly formed subsidiary, the KFC Co-op commenced purchasing and distribution for operators of KFC franchised retail outlets in Canada. In fiscal 1997, the KFC Co-op established a new subsidiary to develop the KFC Co-op's sales of goods and equipment to quick service restaurant operators located outside of the United States and Canada.

         In 1999, the KFC Co-op completed a substantial corporate reorganization, in which the KFC Co-op, the Taco Bell National Purchasing Coop, Inc. (the "Taco Bell Co-op") and the Pizza Hut National Purchasing Coop, Inc. (the "Pizza Hut Co-op") formed the Unified Foodservice Purchasing Co-op, LLC, a Kentucky limited liability company ("UFPC"), for the purpose of combining certain administrative and purchasing functions for the benefit of each Co-op's members. As part of the reorganization, the KFC Co-op formed the Taco Bell Co-op, transferred certain assets and liabilities specifically related to its Taco Bell operations to the Taco Bell Co-op, and Taco Bell Members exchanged their shares in the KFC Co-op for an equal number of shares of Taco Bell common stock. In addition, the KFC Co-op transferred certain assets and liabilities to UFPC, in exchange for its membership interest therein. After the reorganization, the KFC Co-op continued to operate its purchasing cooperative business on behalf of our members, but outsourced the administration of this business to UFPC. The business and affairs of UFPC are managed by UFPC's eight member board of directors. The KFC Co-op, Taco Bell Co-op, and Pizza Hut Co-op, each elect two of the eight directors, and Tricon Global Restaurants, Inc. ("Tricon"), which is a member of each concept co-op, elects two of the eight directors.

         UFPC now provides the support and operational services for the KFC Co-op, the Taco Bell Co-op and the Pizza Hut Co-op through combined administrative and purchasing functions. As a member of UFPC, the KFC Co-op currently provides advice and counsel to UFPC as to its operations. The KFC Co-op Board exercises policy-making decisions and administers the KFC Co-op patronage dividend program for our members.

REASONS FOR THE PROPOSED MERGER


         Since 1978, the KFC Co-op's shares have been registered with the Securities and Exchange Commission (the "SEC") under federal securities laws, even though the KFC Co-op's shares are not listed on an exchange or traded in any other public trading market. Since its inception in 1978, membership in the KFC Co-op has been limited to operators of KFC and Taco Bell retail outlets.


         Upon completion of the 1999 formation of the UFPC and the related reorganization involving the KFC Co-op, the Taco Bell Co-op, and the Pizza Hut Co-op, the KFC Co-op concluded it would be beneficial to conform its organizational structure to the structures of the other two members of the UFPC.

         In reaching its decision to approve the merger, the KFC Co-op Board of Directors, without assigning any relative or specific weights, considered the following material factors.

         1. Members receive no financial benefit from the features of the KFC Co-op's certificate of incorporation and bylaws that require the KFC Co-op to register its stock under federal securities laws.

         The KFC Co-op's capital stock is a security and so must be registered with the SEC because its Certificate of Incorporation and Bylaws do not expressly prohibit a member from earning a financial return on investment in the following ways:

                  (a) a member can sell KFC Co-op capital stock for more than the member paid for it;

                  (b)      a member can receive a per share dividend; and

                  (c) the KFC Co-op can do significant amounts of business with non-members which, at least in theory, could result in an economic benefit to members.

         Because of the way the KFC Co-op actually operates, our members do not earn a financial return on their investment. Therefore, they receive no benefit from the Certificate and Bylaw provisions which, in theory, would allow the KFC Co-op's capital stock to appreciate in value and allow members to earn an economic return on their investment in KFC Co-op stock. Our members do not earn a financial return on their investment for the following reasons:

                  (a) The KFC Co-op has not paid a per share dividend for more than 20 years and has no intention to ever do so.


                  (b) In practice, a member cannot sell or otherwise transfer its KFC Co-op store common stock for more than the member paid for it, and a market can never develop for KFC Co-op store common stock, because the only potential buyers are currently KFC retail operators who can always purchase shares directly from the KFC Co-op for $400 per share. Therefore, KFC Co-op stock will never appreciate in value.


                  (c) The KFC Co-op purposefully limits business with non-members to ensure that the KFC Co-op remains focused on KFC member services.


         2. We believe that members prefer that the KFC Co-op pay no dividends other than patronage dividends, which are based on the volume of business a member does with the KFC Co-op.



         The board of directors believes that our members prefer that the KFC Co-op maintain the smallest margin over the costs of goods and services that is sufficient to cover the KFC Co-op's cost of operation and need for working capital and reserves. This belief is based upon the fact that our members desire to purchase goods and services at the lowest cost possible. To the extent the KFC Co-op generates revenues in excess of its operating costs and reasonable working capital needs and reserves, the board believes that members prefer any excess be returned to members based on the volume of business they do with the KFC Co-op.


         3. Paying dividends based on stock ownership would have adverse federal income tax consequences for the KFC Co-op and its members.

            The board of directors believes that its members prefer the distribution of patronage dividends to ordinary dividends because, under the cooperative tax principles of Sections 1381 through 1388 of the Internal Revenue Code, patronage dividends are taxed only at the stockholder level. Dividends paid on a per share basis would be taxed twice, at both the corporate and stockholder levels. Furthermore, paying per share dividends could cause the KFC Co-op to lose its cooperative status under the Internal Revenue Code. Failing to operate on a cooperative basis would cause the KFC Co-op and its members to lose the more favorable tax status afforded by patronage dividend treatment.

         4. Terminating the registration of the KFC Co-op's stock under federal securities laws will reduce recurring costs associated with securities filings.


            The KFC Co-op incurs significant operating costs every year, including both direct expenses and employee time, to prepare and file periodic reports with the SEC. However, members do not gain any economic benefit from the features of its certificate of incorporation and bylaws that require ongoing securities compliance. A reduction in operating costs following deregistration will allow the KFC Co-op to lower the margins for our members. The economic relationship between the KFC Co-op and our members is a commercial relationship, not an investment relationship.

            Based on these factors, and such other factors as the members of the Board deemed relevant, including those set forth below under the heading "Fairness of the Proposed Merger," the KFC Co-op Board has unanimously approved the merger as being in the best interests of the KFC Co-op and our members.

FAIRNESS OF THE PROPOSED MERGER

         1. We believe that the merger is fair to all stockholders because the merger will not change the economic position of stockholders.


            The merger will not change the economic position of the stockholders because all of the assets, liabilities, and equity of the KFC Co-op will be transferred to the New KFC Co-op and because the stock of the KFC Co-op will be converted to stock of the New KFC Co-op on a one-to-one basis.


         2. Stockholders will continue to receive information about the business, financial condition, and results of operations of the KFC Co-op.


            Because the New KFC Co-op will not file periodic reports with the SEC, and will not be required by the requirements of federal securities laws to provide information to its stockholders, the Board of Directors adopted a policy to continue to provide stockholders with audited financial statements and other material information about the New KFC Co-op, its business, financial condition and results of operations. See "The Proposed Merger - Stockholder Information After the Merger."


DIFFERENCES BETWEEN THE KFC CO-OP AND THE NEW KFC CO-OP

         The following highlights the three substantive differences between the Certificate of Incorporation and Bylaws of the KFC Co-op and the Certificate and Bylaws of the New KFC Co-op:

                  - The New KFC Co-op will be prohibited from paying dividends, other than patronage dividends. Although the KFC Co-op has not paid dividends other than patronage dividends on its capital stock for over 20 years, the current Certificate of Incorporation of the KFC Co-op does not expressly prohibit payment of such dividends.

                  - Members of the New KFC Co-op will not have the right to transfer store common stock to any party, other than repurchases by the new KFC Co-op at the same price the stockholder member paid to acquire the shares of store common stock. No market has ever developed for KFC Co-op capital stock, nor could such a market ever develop, as a practical matter, because membership is limited to KFC operators who can always buy store common stock directly from the KFC Co-op for $400 per share. Nevertheless, the current Certificate of Incorporation of the KFC Co-op does not contain an express prohibition on our members ability to transfer such stock, which in theory could be sold at a profit to restaurant operators otherwise eligible to participate in the KFC Co-op's programs.

                  - The new KFC Co-op will be required to always do more than 90% of its business with our members. The KFC Co-op currently has no restriction on its ability to do business with non-members.

THE PROPOSED MERGER

         The following diagrams highlight the structure of the proposed merger, as discussed herein:

         1. Current Structure


                  --------------------------------------------
                              Stockholder Members
                  --------------------------------------------
                                       |
                                       |
                                       |
                  --------------------------------------------
                   KFC National Purchasing Cooperative, Inc.
                  --------------------------------------------


         2. Step One - Organize Wholly Owned Subsidiary

                  --------------------------------------------
                              Stockholder Members
                  --------------------------------------------
                                       |
                                       |
                                       |
                  --------------------------------------------
                   KFC National Purchasing Cooperative, Inc.
                  --------------------------------------------
                                       |
                                       |
                                       |
                  --------------------------------------------
                                  New KFC Co-op
                  --------------------------------------------


         3. Step Two - Merge Existing KFC Co-op into New KFC Co-op

                  --------------------------------------------
                              Stockholder Members
                  --------------------------------------------
                                       |
                                       |
                                       |
                  --------------------------------------------
                   KFC National Purchasing Cooperative, Inc.
                  --------------------------------------------
                                       |
                                       |
                                       |
                  --------------------------------------------
                                  New KFC Co-op
                  --------------------------------------------



         4. Resulting Structure

                  --------------------------------------------
                              Stockholder Members
                  --------------------------------------------
                                       |
                                       |
                                       |
                  --------------------------------------------
                                  New KFC Co-op
                  --------------------------------------------

         Following the merger, the New KFC Co-op's organization and its relationship with its members will remain the same. The current Board of Directors and officers of the KFC Co-op will also be the Board of Directors and officers of the New KFC Co-op. Pursuant to the New KFC Co-op's Certificate and Bylaws, it is expected that the patronage dividend program will continue to be administered in accordance with past practices. Additionally, our members will continue to elect the directors of the New KFC Co-op Board by series of KFC Co-op membership stock held. The New KFC Co-op Board will continue to manage the KFC Co-op's business affairs, as well as provide significant control, advice and counsel to UFPC regarding operations of the KFC purchasing program.

STOCKHOLDER INFORMATION AFTER THE MERGER

         The stock in the New KFC Co-op will not be registered under federal securities laws. As a result, the New KFC Co-op will not file periodic reports with the SEC and will not be required by federal securities laws to provide information to its stockholders.

         The Board of Directors has adopted a policy to continue, after the merger, to provide stockholders with information about the business, financial condition and results of operations of the KFC Co-op, including, without limitation, the following:

- Audited financial statements for the KFC Co-op's two most recently completed fiscal years;

- A discussion of the KFC Co-op's financial condition and results of operations for its two most recently completed fiscal years;

- A notice of any annual and special meeting of the KFC Co-op's stockholders accompanied by information about nominees for election to the board of directors and other matters submitted for action by the KFC Co-op's stockholders;

- Information concerning developments that materially affect the KFC Co-op's business, financial condition and results of operations; and

- Other information that the Board of Directors believes, in good faith, to be appropriate to keep stockholders informed about the KFC Co-op's business, financial condition and results of operations.

FEDERAL INCOME TAX CONSEQUENCES

         The transactions contemplated by the Plan and Agreement of Merger will be tax-free to the KFC Co-op and its stockholders under Section 368(a)(1)(A) of the Internal Revenue Code. Specifically, (1) no gain or loss will be recognized by a holder of KFC Co-op stock upon the receipt of New KFC Co-op stock; and (2) no gain or loss will be recognized by the KFC Co-op or the New KFC Co-op upon the transfer of assets and liabilities from the KFC Co-op to the New KFC Co-op. Neither the KFC Co-op nor the New KFC Co-op, however, intends to apply for a ruling from the Internal Revenue Service with respect to the tax treatment of the transactions contemplated by the Plan and Agreement of Merger.

ACCOUNTING TREATMENT OF THE PROPOSED MERGER

         The proposed merger will be accounted for as a change in reporting entity and treated similar to a pooling of interests.

REGULATORY APPROVALS

         In connection with the proposed merger, the KFC Co-op knows of no federal or state regulatory requirements that must be complied with nor any approval which must be obtained.

FAILURE OF THE MERGER PROPOSAL

         If the merger proposal fails to receive the required affirmative votes of holders of record, the KFC Co-op will not complete the proposed merger, but will continue to operate in a manner and structure consistent with its operations as of the date of this proxy statement.

                    MARKET AND PRICE FOR THE KFC CO-OP STOCK

         As of June 30, 2000, the KFC Co-op had 567 shares of membership stock and 5,166 shares of store stock outstanding. No class of the KFC Co-op's capital stock is listed on an exchange or traded in any other public trading market. All KFC Co-op stock is and will be issued only to KFC operators. The KFC Co-op members purchase KFC Co-op membership stock and KFC Co-op store stock to participate in the KFC Co-op's programs for its members, including the patronage dividend program and the KFC Co-op purchasing programs, and to participate in the KFC Co-op's management through the election of directors. The KFC Co-op members do not purchase KFC Co-op stock with any expectation of return on their investment through stock appreciation or per share dividends.


         Since July 1, 1983, the KFC Co-op has offered shares of KFC Co-op membership stock at $10 per share and shares of KFC Co-op store stock at $400 per share. Since January 1, 1998, the KFC Co-op has purchased 981 shares of store stock for $400 per share and issued approximately 970 shares of store common stock for $400 per share. The KFC Co-op has not paid dividends on its common stock for more than twenty years.


                      COMPARISON OF KFC CO-OP CAPITAL STOCK
                         AND NEW KFC CO-OP CAPITAL STOCK

         If our members approve the proposed merger and the Plan and Agreement of Merger subsequently is consummated, each of our members will become a member of the New KFC Co-op. The New KFC Co-op, like the current KFC Co-op, will be incorporated under the General Corporation Law of Delaware. The capital stock of the New KFC Co-op, however, will not be registered with the SEC under federal securities laws. Therefore, the New KFC Co-op will not be required to comply with federal securities laws filing requirements.


         The New KFC Co-op membership and store stock, as well as the Certificate of Incorporation and Bylaws, will be identical to the KFC Co-op membership and store stock described below, with three significant exceptions. First, New KFC Co-op store stock will not have the right to receive dividends, except the New KFC Co-op members may receive patronage dividends. The current Certificate of Incorporation of the KFC Co-op does not expressly prohibit payment of dividends although the KFC Co-op has not paid dividends other than patronage dividends on its capital stock in 20 years and has no intention to pay such dividends in the future. Second, members will not have the right to transfer store stock to any party except the New KFC Co-op at the same price the stockholder member paid to acquire the shares of store stock. Although there has never been a market for KFC Co-op capital stock, the current Certificate of Incorporation of the KFC Co-op does not contain an express prohibition on our members' ability to transfer such stock, other than limiting ownership of the stock only to restaurant operators otherwise eligible to participate in the KFC Co-op's programs. Third, the New KFC Co-op will always be required to do more than 90% of its business with our members. The KFC Co-op currently has no restriction on its ability to do business with non-members.
In addition, the section of the Certificate of Incorporation regarding the amendment of the Certificate of Incorporation by a vote of the stockholder members will be revised in the New KFC Co-op's Certificate of Incorporation to eliminate ambiguity and track the language of the applicable Delaware statutory provision.


         The following paragraphs of this section describe the rights, privileges and preferences of the KFC Co-op's membership stock and store stock and highlight the differences between owning shares of stock in the KFC Co-op and owning shares of stock in the New KFC Co-op. The description is qualified in all respects by the KFC Co-op Certificate of Incorporation and Bylaws, attached as Appendices B and C to this Proxy Statement, and by the New KFC Co-op Certificate and Bylaws, attached as Appendices D and E to this Proxy Statement. Unless otherwise noted, the New KFC Co-op membership and store stock will be identical to the KFC Co-op membership and store stock described below.

INTRODUCTION

         Membership in the New KFC Co-op will have the same characteristics as those outlined in this paragraph. Membership in the New KFC Co-op will be limited to operators of KFC retail outlets, as membership in the KFC Co-op has been limited since its inception. Each operator desiring membership in the KFC Co-op is required to purchase one share of KFC Co-op membership stock regardless of the number of retail outlets operated and to purchase a number of shares of KFC Co-op store stock which equals either (i) the total number of KFC retail outlets located in the United States owned and operated by that operator or (ii) the total number of retail outlets located in a foreign territory owned and operated by that operator. If a member at any time becomes an operator of additional KFC retail outlets within the United States, or within a foreign territory, the operator must purchase one additional share of KFC Co-op store stock for each such additional traditional retail outlet and one additional share of KFC Co-op store stock for every two additional non-traditional retail outlets. To assist the KFC Co-op in negotiating purchase contracts, members are asked from time to time for a good faith best estimate of purchasing intentions, but responses are not required as a condition of membership. No purchase commitment is required as a condition of membership or, except with respect to advance purchase commitments for certain commodities, as a condition to purchasing from or through the KFC Co-op.

KFC CO-OP MEMBERSHIP STOCK

         As of June 30, 2000, the KFC Co-op was authorized to issue 2,000 shares of KFC Co-op membership stock, of which 567 shares were issued and outstanding. Upon completion of the proposed merger, the New KFC Co-op will have the same number of authorized, issued, and outstanding shares of membership stock as the KFC Co-op did on the date of the merger.

Following the completion of the proposed merger, each member of the New KFC Co-op will hold the same proportionate interest in the New KFC Co-op that he or she previously held in the KFC Co-op.

         Issuance in Series. Membership stock is offered and issued in series, as discussed below. The KFC Co-op has provided for Series A-H, J, K, and L. No person, firm, or entity may purchase or own any of the Series I or Series M-Z shares of membership stock without further amendment of the Bylaws. The KFC Co-op Board has no current intention to issue any shares of the Series I or M-Z.

         KFC Operators. Operators of KFC Retail Outlets, except for KFC Management, the NCAC, and Harman Management Corporation as defined in the KFC Co-op Bylaws, are entitled to purchase one share of membership stock in Series A-G, inclusive, depending upon their being deemed to operate a KFC retail outlet in one or more of the geographic areas designated below:

         Series                      Area

         A        - Indiana, Michigan, Ohio and West Virginia

         B        - Arkansas, Colorado, Kansas, Missouri, New Mexico, Oklahoma
                    and Texas

         C        - Connecticut, Delaware, District of Columbia, Maine,
                    Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island and Vermont

         D        - Alaska, Hawaii, Idaho, Montana, Oregon, Washington and
                    Wyoming

         E        - Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi,
                    North Carolina, South Carolina, Tennessee and Virginia

         F        - Illinois, Iowa, Minnesota, Nebraska, North Dakota, South
                    Dakota and Wisconsin

         G        - Arizona, California, Nevada and Utah

         Harman has purchased one share of Series H membership stock. Operators of KFC retail outlets in foreign territories are entitled to purchase one share of Series J membership stock. KFC Management has purchased one share of Series K membership stock, and the NCAC has purchased one share of Series L membership stock.

         The Series H share of membership stock held by Harman provides for the election of one director, and the series of membership stock held by KFC Management and the NCAC provide for the election of two directors. The KFC Co-op Bylaws provide that if Harman at any time owns or operates fewer than 100 KFC retail outlets, or if KFC Management owns or operates fewer than 200 KFC retail outlets, then the share of membership stock owned by said operators must be exchanged for one share of membership stock of such other series as such operator is otherwise eligible to purchase.

         Voting Rights. Each class of Series A-H and J membership stock is entitled to elect one member of the KFC Co-op Board. Series K and L holders are entitled to elect two members of the KFC Co-op Board. However, until and unless the holders of Series J membership stock hold 100 or more shares of KFC Co-op store stock purchased or held with respect to retail outlets located in foreign territories, the Series J member of the KFC Co-op Board shall be nominated by a holder of Series J membership stock, but will be elected by a plurality vote of all the shares of membership stock entitled to vote at the Annual Meeting. Each member is entitled to cast one vote to elect a member of the KFC Co-op Board to represent its series except for the members of Series K and L, which are entitled to cast one vote to elect each of two members of the KFC Co-op Board from their respective series.

         On all matters except the election of the KFC Co-op Board, each holder of membership stock is entitled to cast one vote on each matter on which members are entitled to vote. The KFC Co-op Bylaws provide that directors may be elected by a plurality of the series entitled to elect such director. Unless otherwise provided by the KFC Co-op Bylaws or required by law, the affirmative vote of two-thirds (2/3) of the members in attendance at a meeting at which a quorum is present is necessary to decide in favor of any matter.

         Dividend Rights. Dividends may not be declared or paid with respect to membership stock.

         Limitations on Ownership and Transfer; Redemption. Membership stock may be issued only to persons who satisfy the membership requirements, and no more than one share of such stock will be issued to any one operator, except for the limited circumstances described below. The KFC Co-op Bylaws reflect the principle of one franchisee, one vote. When a corporation, partnership or other entity is an operator, the owner of more than 50% of the corporation, partnership or other entity is deemed to be the owner of the share of membership stock issued by the KFC Co-op. Where no person, corporation, partnership or other entity owns more than 50% of the outstanding ownership interest of a franchisee operator, the owners of the corporation, partnership or other entity must designate among themselves who will be deemed to own the share of membership stock.

         The KFC Co-op Bylaws establish who is entitled to vote certain shares of membership stock in situations involving individuals who, through different corporations, partnerships or other affiliations, may have an interest in more than one share of membership stock. The KFC Co-op Bylaws provide that no person, firm or entity is entitled to own or have an interest in, directly or indirectly, more than one share of membership stock (the "Base Share"), except for (a) any interest a franchisee may have in the share of membership stock held by the NCAC, (b) if a franchisee's Base Share is not a share of the KFC Co-op's Series J membership stock, any interest a franchisee may have in one (but only one) share of the Series J membership stock, (c) any interest a franchisee may have in a share of membership stock held by a person, firm, or entity in which the franchisee owns fifty percent or less in the aggregate of the outstanding ownership interests, and with respect to which the franchisee refrains from voting or participating in the voting of the share of membership stock. For these purposes, a franchisee includes a licensee.

         If any holder of membership stock has ceased to be a member because it is no longer an operator or owns less than the required amount of store stock, such stock will be called for redemption at $10.00 per share. Under Delaware Law, the KFC Co-op may not repurchase any shares of its stock when the capital of the KFC Co-op is impaired or when such repurchase would cause any impairment of the capital of the KFC Co-op. Membership stock may not be transferred to any person or entity other than the KFC Co-op.

         Liquidation Rights. In the event of any liquidation of the KFC Co-op, or other disposition of its assets, the holders of membership stock are entitled to receive $10.00 per share before any distributions are made to the holders of store stock. Any net assets remaining after the payment of the $10.00 per share to the holders of membership stock will be distributed to holders of the store stock in the manner described below.

         General. Membership stock has no preemptive rights. The shares of membership stock are, when issued, duly authorized, validly issued, fully paid and non-assessable and the holders thereof will not be liable for any payment of the KFC Co-op's debts.

KFC CO-OP STORE STOCK

         The KFC Co-op is authorized to issue 10,000 shares of KFC Co-op store stock, no par value, of which 5,166 shares were issued and outstanding as of June 30, 2000. Upon completion of the proposed merger, the New KFC Co-op will have the same number of authorized, issued, and outstanding shares of store stock as the KFC Co-op did on the date of the merger. Following the completion of the proposed merger, each member of the New KFC Co-op will hold the same proportionate interest in the New KFC Co-op that he or she previously held in the KFC Co-op.

         Voting Rights.  Store stock has no voting rights.

         Dividend Rights. The holders of store stock are entitled to receive dividends if declared by the KFC Co-op Board. There is no current intention to pay any dividends on store stock.

          THE HOLDERS OF NEW KFC CO-OP STORE STOCK WILL NOT BE ENTITLED TO RECEIVE DIVIDENDS ON NEW KFC CO-OP STORE STOCK. UPON COMPLETION OF THE PROPOSED MERGER, IT IS ANTICIPATED THAT THE NEW KFC CO-OP BOARD WILL CONTINUE THE PATRONAGE DIVIDEND PROGRAM IN ACCORDANCE WITH PAST PRACTICES.

         Limitations on Ownership and Transfer; Redemption. Store stock may be issued only to persons who satisfy the membership requirements discussed above. Generally, each member must purchase that number of shares of store stock equal to the total number of KFC retail outlets owned and operated by the member and one share of store stock for each two non-traditional outlets owned and operated by the member. Store stock may only be transferred to persons, firms or entities who qualify for membership in the KFC Co-op, and only if the KFC Co-op does not exercise its right of first refusal to purchase such shares. A member desiring to transfer one or more shares of store stock must first offer such shares to the KFC Co-op on the same terms and conditions to which the member has agreed with such other person, firm or entity making an offer to purchase their stock. If the KFC Co-op declines its right of first refusal or does not respond to the offer within 90 days, the member, within 60 days thereafter, may sell, assign or otherwise transfer the shares to the person, firm or entity making the offer to purchase the shares, provided such person, firm or entity qualifies for membership in the KFC Co-op. If the shares are not sold or otherwise transferred within the 60 day period referred to above, the shares may not be sold or transferred without the member again offering the shares to the KFC Co-op.

         THE HOLDERS OF NEW KFC STORE STOCK WILL NOT BE ABLE TO TRANSFER THE STOCK TO ANY PARTY EXCEPT THE NEW KFC CO-OP. THE NEW KFC CO-OP WILL REDEEM THE SHARES OF NEW KFC CO-OP STORE STOCK AT THE SAME PRICE THE STOCKHOLDER MEMBER PAID TO ACQUIRE THEM. HOWEVER, UNDER DELAWARE LAW, THE NEW KFC CO-OP MAY NOT REPURCHASE ANY SHARES OF ITS STOCK WHEN THE CAPITAL OF THE NEW KFC CO-OP IS IMPAIRED OR WHEN SUCH REPURCHASE WOULD CAUSE ANY IMPAIRMENT OF THE CAPITAL OF THE NEW KFC CO-OP.

         Pursuant to a policy adopted by the KFC Co-op Board, the KFC Co-op is authorized to purchase, a certain number of shares of store stock in each of the KFC Co-op's fiscal quarters, for $400 per share. The KFC Co-op therefore may, but generally has no obligation to, repurchase shares of store stock from a member who owns shares in excess of the number required for membership. In any event, the KFC Co-op has no intention of repurchasing substantial numbers of shares of store stock. It is expected that such policy will be continued by the New KFC Co-op Board of Directors.

         Liquidation Rights. In the event of any liquidation of the KFC Co-op, or other disposition of its assets, the holders of store stock will be entitled to receive the net assets of the KFC Co-op remaining after the payment of all of its debts and liabilities and the payment of $10.00 per share to the holders of membership stock. Liquidating distributions will be made on the basis of past patronage with the KFC Co-op rather than the number of shares of store stock owned.

         General. Store stock has no preemptive or conversion rights. The shares of store stock are, when issued, duly authorized, validly issued, fully paid and nonassessable, and the holders thereof will not be liable for any payment of the KFC Co-op's debts.


                                 DIVIDEND POLICY

INTRODUCTION

         Although the KFC Co-op does not engage in business to generate profits, it may nonetheless, in any fiscal year, generate revenues in excess of amounts needed to cover expenses, amortize indebtedness, and provide for reasonable reserves. Thus, even though the KFC Co-op endeavors to minimize purchasing fees and mark-ups on goods and equipment to the least amount required to cover its anticipated cost of operations, the KFC Co-op may have funds available for distribution to members as patronage dividends.

         Dividends may not be declared or paid with respect to membership common stock. There is no current intention to pay any dividends in the future on store common stock on a per share basis.

PATRONAGE DIVIDEND PROGRAM

         When, in the judgment of the KFC Co-op Board of Directors, the KFC Co-op should distribute patronage dividends to our members, it will be done in accordance with Article 9 of the Bylaws. Following, is a brief description of some of the features of the patronage dividend program:

- Only stockholder members of the KFC Co-op are eligible to receive patronage dividends.

- Patronage dividends are distributed to members on the basis of the value of business done by the KFC Co-op or through UFPC with each member, respectively.

- Members who are United States residents must consent to report any patronage dividends received as gross income for federal income tax purposes. The KFC Co-op will file a report with the IRS currently on Form 1099-PATR, of the amount of patronage dividends paid to each member.

- Members resident of countries other than the United States generally are subject to a flat United States tax of 30% on the amount of patronage dividends paid by the KFC Co-op. The KFC Co-op is required to withhold the 30% tax from the patronage dividend payment, unless the treaty between the United States and a particular country provides for a lower withholding rate.

- Solely for the purpose of determining the amount of patronage dividends distributable to a particular member, our board of directors may, by resolution, segregate the KFC Co-op's business with members into two distinct pools: (i) the "Title Pool," under which will be our net earnings from business with our members in which we take title to goods; and (ii) the "Non-Title Pool," under which will be our net earnings from business with our members in which do not take title to goods. By resolution, the Board of Directors may also further segregate the KFC Co-op's business with its stockholder members, into other distinct pools such as an equipment pool, a food and packaging pool, or an international business pool.

- For fiscal 2000, the KFC Co-op Board has determined that, for purposes of calculating each stockholder member's patronage dividend, the KFC Co-op's net earnings from business done by the KFC Co-op with stockholder members will be segregated in six distinct pools: (1) the "Food and Packaging Title Pool;" (2) the "Food and Packaging Non-Title Pool;" (3) the "Poultry Program Pool;" (4) The "Equipment Title Pool;"
         (5) the "Equipment Non-Title Pool;" and (6) the "International Pool;" and otherwise will not be segregated into a distinct "Title Pool" and a distinct "Non-Title Pool."

- For fiscal 2000, the KFC Co-op Board has determined that, for each of the Food and

         Packaging Title Pool, Food and Packaging Non-Title Pool, Poultry Program Pool, Equipment Title Pool, and Equipment Non-Title Pool, the KFC Co-op shall pay to each of its stockholder members patronage dividends in an aggregate amount equal to the lesser of (a) 90% of the amount of the KFC Co-op's "pre-tax income" as defined in the KFC Co-op's 2000 fiscal year budget, or (b) the amount of the KFC Co-op's "pre-tax income" for fiscal 2000 reasonably allocable to sales with respect to which a patronage dividend is payable.

- For fiscal 2000, the KFC Co-op Board has determined that, for the International Business Pool, the KFC Co-op shall pay to each of its stockholder members patronage dividends in an aggregate amount equal to the lesser of (a) zero percent of the amount of the KFC Co-op's "pre-tax income" for fiscal 2000, or (b) the amount of the KFC Co-op's "pre-tax income" for fiscal 2000 reasonably allocable to sales with respect to which a patronage dividend is payable.

- Revenues generated from our purchasing programs administered by UFPC will be the primary source of funds for any patronage dividends distributed. After UFPC makes tax distributions to the concept co-ops, UFPC may distribute additional net cash flow, whether resulting from patronage or non-patronage sources, to the concept co-ops in accordance with their relative annual patronage for such year. No concept co-op is itself entitled to patronage, but rather may pass such distributions on to its members in accordance with the provisions of its respective patronage dividend program.

- The KFC Co-op is authorized to make patronage dividend distributions, in part, in a form other than cash. Subject only to the payment of at least 20% of each member's patronage dividend payment, if any, in cash, the KFC Co-op may pay each stockholder member all or any portion of any annual patronage dividend in promissory notes. These notes may be subordinated to any liabilities or obligations of a member to the KFC Co-op. Additionally, the portion of any patronage dividends which would otherwise be payable in cash to a member may be applied to the payment of any indebtedness, the repayment of which is in default, owed to us by any such member to the extent of such indebtedness; provided, however, that an amount equal to 20% (or, in some cases, 30%) of the total annual patronage dividends distributable for the applicable year to any such member must nevertheless be paid in cash if any such member so requests in writing.

DIFFERENCES IN THE NEW KFC CO-OP'S BYLAWS

         The patronage section of the New KFC Co-op's Bylaws will be identical to the patronage section of the Bylaws of the KFC Co-op, with one exception.
SECTION 9.2 OF THE NEW KFC CO-OP'S BYLAWS WILL REQUIRE THE NEW KFC CO-OP TO ALWAYS DO MORE THAN NINETY PERCENT (90%) OF ITS BUSINESS IN VALUE WITH OUR STOCKHOLDER MEMBERS. The current KFC Co-op's Bylaws currently require the KFC Co-op only to do more than fifty percent (50%) of its business with our stockholder members. The difference in the New KFC Co-op's Bylaws will not have a substantive effect on your ownership of shares of KFC membership stock and KFC store stock.

                           MANAGEMENT OF THE KFC CO-OP

         The following table lists, in addition to other information, the directors and executive officers of the KFC Co-op as of July 31, 2000, their ages, their position with the KFC Co-op, their present principal occupations, and the number and percentages of shares of store common stock beneficially owned, directly or indirectly, by each. Except as noted, each of the listed directors and executive officers has served in his or her present principal occupation for the past five years. The information provided with respect to the ages and number of shares beneficially owned is as of July 31, 2000. Upon completion of the proposed merger, the directors and executive officers of the KFC Co-op listed in the following table will serve in the same capacity for the New KFC Co-op.

                                        POSITIONS      YEAR
                                       AND OFFICES     FIRST
                                        CURRENTLY      BECAME                                               STORE
                                        HELD WITH     DIRECTOR    TERM AS    SERIES OR       PRESENT       COMMON     PERCENT OF
                                           THE          OR       DIRECTOR   ORGANIZATION    PRINCIPAL       STOCK     STORE STOCK
       NAME AND ADDRESS           AGE   KFC CO-OP     OFFICER     EXPIRES    REPRESENTED    OCCUPATION    OWNERSHIP   OUTSTANDING
       ----------------           ---   ---------     -------     -------    -----------    ----------    ---------   -----------
William E. Allen                  60    Director         1988       2003           F        Operator           6           **
1624 Lloyd Lane
Cedar Falls, Iowa  50613

Kathy Corsi                             Director         2000       2001           K        Chief            1,468         ---
Tricon Global Restaurants, Inc.                                                             Financial       (by KFC
P.O. Box 32070                                                                              Officer, KFC    U.S.A.)
Louisville, Kentucky  40207                                                                 U.S.A.

William R. Carden                 63    Director         1999       2003      Independent   President,        ---          ---
4800 Lakewood, Suite 2                                                                      The Carden
Waco, TX  76702-3222                                                                        Group

Robert C. Carle                   43    Director,        1998       2002           D        Operator           7           **
6921 Brayton Drive, Suite 105           Secretary
Anchorage, Alaska  99507

James G. Cocolin                  50    Director,        1996       2002           C        Operator           10          **
17 James Street                         Treasurer
Kingston, Pennsylvania 18704

Ben E. Edwards                    57    Director         1998++     2002           B        Operator           10          **
West Texas Foods, Inc.
P.O. Box 64490
Lubbock, Texas  79464

Lois G. Foust                     55    Director         1997       2001           L        Operator           2           **
4000 Chestnut Avenue
Long Beach, California  90807

Keith Chambers                    41    Director         2000       2001           L        Operator           2           **
P.O. Box 826
Hillsboro, Ohio  45133

Edward J. Henriquez, Jr.          62    Director         1994       2002           J        Operator           12          **
610 Valencia Avenue #503
Coral Gables, Florida  33134

David G. Neal                     53    Director,        1991+      2003           E        Operator           94          1.8
JRN, Inc.                               Chairman of
P.O. Box 1257                           the Board
Columbia, Tennessee  38402

James D. Olson                    49    Director         1997       2003           H        President,        266          5.1
Harman Management Corp.                                                                     Harman
199 First Street, Suite 212                                                                 Management
Los Altos, California  94022                                                                Corporation

                                        POSITIONS      YEAR
                                       AND OFFICES     FIRST
                                        CURRENTLY      BECAME                                               STORE
                                        HELD WITH     DIRECTOR    TERM AS    SERIES OR       PRESENT       COMMON     PERCENT OF
                                           THE          OR       DIRECTOR   ORGANIZATION    PRINCIPAL       STOCK     STORE STOCK
       NAME AND ADDRESS           AGE   KFC CO-OP     OFFICER     EXPIRES    REPRESENTED    OCCUPATION    OWNERSHIP   OUTSTANDING
       ----------------           ---   ---------     -------     -------    -----------    ----------    ---------   -----------
Ronald Young                      42    Non-Voting
El Rancho Food Services                 Director         2000        ---          ---                          ---        ---
2929 Melville Street                    UPGC, Inc.
Saskatoon, Saskatchewan
Canada  S7J5A6

Darlene Pfeiffer                  62    Non-voting       1997        ---         AKFCF      Operator            4         **
P.O. Box 1185                           Director
Port Ewen, New York  12466              AKFCF

Charles E.  Rawley, III           49    Director         1999       2001           K        President and     1,468       ---
Tricon Global Restaurants, Inc.                                                             Chief            (by KFC
P.O. Box 32070                                                                              Operating        U.S.A.)
Louisville, Kentucky  40207                                                                 Officer, KFC
                                                                                            U.S.A.
James B. Royster                  61    Director,        1998++     2003           A        Operator            4         **
1110 West Michigan Avenue               Vice Chairman
Jackson, Michigan  49202

Dean M. Sorgdrager                37    Director         1996       2002           G        Operator            1         **
6851 Beach Boulevard
Buena Park, California  90620

Daniel E. Woodside                53    Non voting       1999        ---          N/A       President and      ---        ---
Unified Foodservice Purchasing          Director,                                           Chief
Co-op, LLC ("UFPC")                     President,                                          Executive
950 Breckenridge Lane                   Chief                                               Officer, UFPC
Louisville, Kentucky  40207             Executive
                                        Officer

William L. Bickley                47    Chief            1999        ---          N/A       Chief              ---        ---
UFPC                                    Financial                                           Financial
950 Breckenridge Lane                   Officer,                                            Officer, UFPC
Louisville, Kentucky  40207             Vice
                                        President,
                                        Assistant
                                        Treasurer

Alice LeBlanc                     42    Vice             1998        ---          ---       Vice               ---        ---
UFPC                                    President,                                          President,
950 Breckenridge Lane                   General                                             UFPC
Louisville, Kentucky  40207             Manager
                                                                                                                418       8.1%
                                                                                                               (not
All directors and officers as a group (19 persons) +++                                                       including
                                                                                                            KFC U.S.A.)


         **       Less than one-half of one percent.

         + Mr. Neal has previously served on the Board as one of the two directors representing the National Franchisee Advisory Council, the former holder of the Series L share of membership common stock. He first began serving on the Board as a representative of Series E in February 1991.

         ++ Previously served as a director appointed by the National Franchisee Advisory Council.

         +++ Each voting director, other than Mr. Carden, is, or is affiliated with a member which is, the owner of one share of membership common stock. All directors and officers as a group (19 persons) own 12 shares of membership common stock, 2% percent of the total number of shares of membership common stock outstanding. The store common stock ownership reflects the number of shares which each voting director, other than Mr. Carden, beneficially owns. Except as required by law, store common stock has no voting rights. Mr. Carden is neither the owner, nor an affiliate of the owner, of any membership or store common stock.

            TRANSACTIONS WITH STOCKHOLDERS, DIRECTORS AND AFFILIATES

         All present voting members of the Board of Directors, except William R. Carden, are operators or represent operators and have purchased or may purchase equipment and supplies from the KFC Co-op or UFPC or from distributors who purchase from the KFC Co-op or UFPC. All purchases by directors and nominees or their affiliates from the KFC Co-op or UFPC are made on the same terms and conditions as purchases by any other operator. Several operators are also in the business of purchasing equipment and supplies for sale and distribution to other operators and may purchase such equipment and supplies from the KFC Co-op or UFPC.

         UFPC and the KFC Co-op entered into a Purchasing Program Management Agreement on March 1, 1999, which sets forth the terms pursuant to which UFPC administers the KFC Co-op's purchasing programs. The initial term of this Management Agreement extends through December 31, 2003 and may be terminated then or on any December 31 thereafter upon one year's notice of termination. In general, the management services provided by UFPC include: (i) negotiating the lowest possible sustainable prices for goods and equipment from suppliers approved by Tricon for sale through UFPC or directly by the supplier to Tricon-approved distributors selected by the KFC Co-op and the outlet operators;
(ii) assisting the KFC Co-op and outlet operators in negotiating and monitoring freight and distribution arrangements; (iii) administering related insurance and other service programs; and (iv) negotiating arrangements such as master beverage agreements and regional poultry contracts.

         In exchange for administering these services, UFPC may retain 10% of the net income generated by the KFC Co-op purchasing program. UFPC distributes the remaining net income to the KFC Co-op on a quarterly and annual basis. However, the KFC Co-op is required to reimburse UFPC for any net losses. In determining the net income attributable to the KFC Co-op, UFPC allocates a portion of the compensation expenses of its officers, including Messrs. Woodside and Bickley, to each of the UFPC's member cooperatives.

                                  LEGAL MATTERS


         Frost Brown Todd LLC, Louisville, Kentucky, has passed upon certain matters on behalf of the KFC Co-op in connection with the proposed merger.

                             INDEPENDENT ACCOUNTANTS

         The KFC Co-op has engaged PricewaterhouseCoopers LLP as its independent accountants to audit the KFC Co-op's financial statements. Representatives of PricewaterhouseCoopers LLP will not be present at the Special Meeting.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders were required to be received by the KFC Co-op on or before November 2, 2000 to be eligible for inclusion in the KFC Co-op's proxy statement and proxy relating to that meeting. Such stockholder proposals will be considered untimely if not received by the KFC Co-op by December 14, 2000.


                                   TRADEMARKS

         "Taco Bell," "Pizza Hut," and "KFC" are registered trademarks of Taco Bell Corp., Pizza Hut, Inc., and KFC Corporation, respectively, and are used in these materials for identification purposes only. The KFC Co-op is an independent provider of products and is not affiliated with Taco Bell Corp, Pizza Hut, Inc., or KFC Corporation, except that KFC Corporation is a member of the KFC Co-op.

                       WHERE YOU CAN FIND MORE INFORMATION

         The KFC Co-op files reports, proxy statements and other information with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended. You may read and copy this information at the following locations of the SEC:

Public Reference Room    New York Regional Office   Chicago Regional Office
450 Fifth Street, N.W.   7 World Trade Center       500 West Madison Street
Room 1024                Suite 1300                 Suite 1400
Washington, D.C. 20549   New York, New York 10048   Chicago, Illinois 60661-2511

         You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates.

         The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, like the KFC Co-op, who file electronically with the SEC. The address of that site is http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The SEC allows the KFC Co-op to "incorporate by reference" information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by the information that is included directly in this document.

         This Proxy Statement incorporates by reference the documents listed below that the KFC Co-op has previously filed with the SEC. They contain important information about our company and its financial condition.


KFC Sec Filing                        Period or Date
--------------                        --------------
Annual Report on Form 10-K            Year ended October 31, 1999

Transition Report on Form 10-Q        Two months ended December 31, 1999

Quarterly Reports on Form 10-Q        Quarters ended March 31, 2000, June 30, 2000,
                                      and September 30, 2000

Current Report on Form 8-K            December 21, 1999




         This Proxy Statement is accompanied by a copy of the KFC Co-op's 1999 Annual Report to Members, the Transition Report on Form 10-Q for the two months ended December 31, 1999, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

         The KFC Co-op also incorporates by reference additional documents it may file with the Commission between the date of this Proxy Statement and the date of the Special Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

         You can obtain any of the documents incorporated by reference in this document through the KFC Co-op, or from the Commission through the Commission's web site at the address listed above. Documents incorporated by reference are available from the KFC Co-op without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. You can obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone from the KFC Co-op at the following address:

                    KFC National Purchasing Cooperative, Inc.
                       Attention: Chief Financial Officer
                        950 Breckenridge Lane, Suite 300
                                 P. O. Box 32033
                           Louisville, Kentucky 40232

         If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

                                   APPENDIX A



                          PLAN AND AGREEMENT OF MERGER
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
                             A DELAWARE CORPORATION
                                  WITH AND INTO
                      KFC NATIONAL PURCHASING CO-OP, INC.,
                             A DELAWARE CORPORATION


         THIS PLAN AND AGREEMENT OF MERGER ("Agreement") is made as of the 16th day of November 2000, by and among KFC National Purchasing Cooperative, Inc., a Delaware corporation (the "KFC Co-op") and KFC National Purchasing Co-op, Inc., a Delaware corporation (the "New KFC Co-op"). The KFC Co-op and the New KFC Co-op are referred to herein as the "Parties".


                                    RECITALS

         WHEREAS, the KFC Co-op is the sole stockholder of the New KFC Co-op;

         WHEREAS, the Board of Directors of the KFC Co-op and the New KFC Co-op respectively deem it advisable and generally to the advantage of the companies and their respective stockholders that the KFC Co-op merge with and into the New KFC Co-op under the Delaware General Corporation Law (the "DGCL"), with the New KFC Co-op as the Surviving Corporation of the Merger;

         WHEREAS, at the effective time of the Merger, each outstanding share of Membership Common Stock and Store Common Stock of the KFC Co-op shall be converted into one share of corresponding Membership Common Stock and Store Common Stock of the New KFC Co-op;

         WHEREAS, it is the intention of the Parties to this Agreement that the shares in the New KFC Co-op shall not be "securities" within the meaning of
Section 2(a)(1) of the Securities Act of 1933 or Section 3(a)(10) of the Securities Exchange Act of 1934; and

         WHEREAS, it is the intention of the Parties to this Agreement that, for federal income tax purposes, the Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the Parties hereto as follows:

                                    SECTION 1

                                     MERGER


         1.1. Merger. In accordance with the provisions of this Agreement and the DGCL, the KFC Co-op shall be merged with and into the New KFC Co-op (the "Merger"), the separate existence of the KFC Co-op shall cease, and the New KFC Co-op shall be, and is sometimes referred to below as, the "Surviving Corporation". The name of the Surviving Corporation shall be "KFC National Purchasing Co-op, Inc."


         1.2. Filing and Effectiveness. The Merger shall become effective only upon completion of each and all of the following actions:

              (a) Adoption and approval of this Agreement and the Merger by the Board of Directors and stockholders respectively of the KFC Co-op and the New KFC Co-op in accordance with the applicable requirements of the DGCL and their respective Certificates of Incorporation and Bylaws; and

              (b) The filing with the Secretary of State of the State of Delaware of an executed Certificate of Ownership and Merger meeting the requirements of the DGCL.

              The date and time when the Merger becomes effective is referred to in this Agreement as the "Effective Date."

         1.3. Capital Stock on the Effective Date. Upon the Effective Date, each outstanding share of Membership Common Stock and Store Common Stock of the KFC Co-op will be converted into one share of corresponding Membership Common Stock and Store Common Stock of the New KFC Co-op.

         1.4. Effect of the Merger. Upon the Effective Date, the separate existence of the KFC Co-op shall cease and the New KFC Co-op, as the Surviving Corporation, shall (a) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date and shall retain its limited liability, (b) be subject to all actions previously taken by its board of directors or authorized officers and the KFC Co-op's board of directors or authorized officers, (c) succeed, without other transfer, to all of the assets, rights, powers and property of the KFC Co-op in the manner more fully set forth in the DGCL, (d) continue to be subject to all of the debts, liabilities and obligations of the New KFC Co-op as constituted immediately prior to the Effective Date of the Merger, and (e) succeed, without other transfer, to all of the debts, liabilities and obligations of the KFC Co-op in the same manner as if the New KFC Co-op had itself incurred them, all as more fully provided under the applicable provisions of the DGCL.

                                    SECTION 2

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1. Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of the New KFC Co-op as in effect immediately prior to the Effective Date shall continue in full force and effect immediately after the Effective Date of the Merger as the Certificate of Incorporation and Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2. Directors and Officers. The directors and officers of the KFC Co-op immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation.

                                    SECTION 3

                          CANCELLATION OF COMMON SHARES


         3.1 Cancellation of the KFC Co-op's Common Shares. Upon the Effective Date of the Merger, each share of Membership Common Stock and Store Common Stock owned by each stockholder of the KFC Co-op, shall, by virtue of the Merger and without any action by the Parties, be cancelled. Upon the Effective Date of the Merger, the sole outstanding share of Membership Common Stock of the New KFC Co-op owned by the KFC Co-op shall, by virtue of the Merger and without any action by the parties, be cancelled.


         3.2 New KFC Co-op's Common Shares. Upon the Effective Date of the Merger, each outstanding share of Membership Common Stock and Store Common Stock of the KFC Co-op shall be converted into one share of corresponding Membership Common Stock and Store Common Stock of the New KFC Co-op.


         3.3 Stock Certificates. Upon the Effective Date of the Merger, each certificate which represented shares of Membership Common Stock or Store Common Stock of the KFC Co-op, as the case may be, shall represent instead corresponding shares of Membership Common Stock or Store Common Stock of the New KFC Co-op.



                                   SECTION 4

                                     GENERAL

         4.1. Further Assurances. From time to time, as and when required by the New KFC Co-op or by its successors or assigns, there shall be executed and delivered on behalf of the KFC Co-op such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the New KFC Co-op the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the KFC Co-op and otherwise to carry out the purposes of this Agreement, and the officers and directors of the New KFC Co-op are fully authorized in the name and on behalf of the KFC Co-op or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.2. Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         4.3. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation, 950 Breckenridge Lane, Louisville, Kentucky 40207, and copies thereof will be furnished to any stockholder of any party, upon request and without cost.

                                    SECTION 5

                             AMENDMENT; TERMINATION


         Prior to the effective time of the filing of an executed Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, this Agreement may be terminated at any time by the written consent of the Board of Directors of the KFC Co-op, whether before or after approval by the stockholders of the KFC Co-op.


         IN WITNESS WHEREOF each of the parties hereto has caused this Plan and Agreement of Merger to be executed by an authorized individual.



                                    KFC NATIONAL PURCHASING
                                    COOPERATIVE, INC.
                                    a Delaware corporation



                                    By: /s/ Daniel E. Woodside
                                        ----------------------------------------
                                           Daniel E. Woodside, President

                                    KFC NATIONAL PURCHASING
                                    CO-OP, INC.
                                    a Delaware corporation



                                    By: /s/ Daniel E. Woodside
                                        ----------------------------------------
                                           Daniel E. Woodside, President

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.



                                    Article I

         The name of the corporation is "KFC National Purchasing Cooperative, Inc."

                                   Article II

         The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   Article III
                                (Amended 5/18/90)

         The nature of the business or purposes to be conducted by the corporation is as follows:


                  (a) To operate a purchasing cooperative on behalf of and for the benefit of Kentucky Fried Chicken retail operators with the corporation purchasing from manufacturers and vendors for various food, packaging, equipment, materials, supplies and services for resale to Kentucky Fried Chicken retail operators and others and to distributors who supply and serve Kentucky Fried Chicken and other retail outlets;

                  (b) To sponsor, create, assist and support programs, services and entities for the benefit of Kentucky Fried Chicken retail operators and outlets and others;

                  (c) To carry on such other business as may be necessary, convenient or desirable to accomplish the above stated purposes, and to do all things incidental thereto; and

                  (d) Except for acts and activities which the corporation's board of directors shall specifically determine are not consistent with the best interests of Kentucky Fried Chicken retail operators and outlets, to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   Article IV

                      (Amended 11/19/92, 3/22/91, 4/22/82)

         The authorized capital stock of the corporation shall be 12,000 shares of capital stock consisting of 2,000 shares of Membership Common Stock, no par value and 10,000 shares of Store Common Stock, no par value.


                  (a) Membership Common Stock shall be subject to the following preferences, privileges and restrictions:

                           (i) Membership Common Stock shall be divided into twenty-six series, designated A through
                                    Z. Except for Series H, I, K and L, which shall consist of one (1) share each, the Board of Directors of the Corporation shall have the right, power and authority to establish and to increase or decrease the number of shares of each series of Membership Common Stock consistent with and in order to effectuate the terms of the Bylaws of the corporation, except that in no event shall the aggregate number of authorized shares of Series A through G, inclusive, J, and Series M through Z, inclusive, of Membership Common Stock exceed 1,996 shares. Each stockholder member of each of Series A through J, and of Series M through Z, shall be entitled to cast one (1) vote to elect one (1) member of the Board of Directors to represent its Series. Each stockholder member shall also be entitled to cast one (1) vote to elect the member of the Board of Directors representing Series J or Series M through Z, inclusive, to the extent and in the manner provided in the Bylaws of the corporation. Each stockholder member of each of Series K and Series L shall be entitled to cast one (1) vote to elect each of the two (2) members of the Board of Directors to represent its Series.

                           (ii) As to all matters on which each stockholder is entitled to vote, except the election of the Board of Directors, each share of Membership Common Stock shall be entitled to one (1) vote on each matter.

                           (iii) Membership Common Stock shall not be entitled to receive dividends.

                           (iv) In the event of any liquidation of the corporation, or other disposition of its assets, after payment of all debts and liabilities of the corporation, the holders of the Membership Common Stock shall be entitled only to receive Ten Dollars ($10.00) per share for each share of Membership Common Stock held, prior to any distribution being made to holders of the Store Common Stock.

                           (v) Membership Common Stock may only be issued to persons, firms or entities who qualify for membership as provided in the Bylaws. Membership Common Stock is not transferable and shall be redeemed by the corporation in the manner provided in the Bylaws at Ten Dollars ($10.00) per share if a stockholder ceases to qualify as a member.

                           (vi) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article IV, by filing a certificate pursuant to the applicable laws of the State of Delaware, to fix whether the shares of each series shall have conversion privileges, and, if so, the terms and conditions of each conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

                  (b) Store Common Stock shall be subject to the following preferences, privileges and restrictions:

                           (i) Store Common Stock shall have no voting rights except as otherwise required by Delaware law.

                           (ii) Except as provided in paragraph (a)(iv) of this Article, Store Common Stock shall be the only class of capital stock entitled to receive dividends or other distributions on capital stock.

                           (iii) In the event of any liquidation of the corporation, or other disposition of its assets, after payment of all debts and liabilities of the corporation and payment of Ten Dollars ($10.00) per share to holders of Membership Common Stock, the remaining assets of the corporation shall be distributed to the holders of Store Common Stock on a cooperative basis, that is, the corporation shall return to such stockholders the face amount of outstanding patronage equities and distribute the remaining assets to such stockholders on the basis of their past patronage insofar as such distribution is practicable.

                           (iv) Store Common Stock may be issued only to persons, firms or entities who qualify for membership in the corporation as provided in the Bylaws. Shares of Store Common Stock may be transferred to persons, firms or entities who qualify for membership in the corporation if the corporation does not exercise its right of first refusal to purchase such shares under the terms and conditions provided in the Bylaws.

                                    Article V

         The names and mailing addresses of the incorporators are as follows:

         M. A. Ferrucci, P. O. Box 631, Wilmington, Delaware 19899
         F. J. Obara, Jr., P. O. Box 631, Wilmington, Delaware 19899
         R. F. Andrews, P. O. Box 631, Wilmington, Delaware 19899

         The incorporators shall have the power to designate the members of the corporation's initiated Board of Directors.

                                   Article VI

         Subject to the provisions of Article IV hereof, the property and affairs of the corporation shall be managed by a governing body to be known as the Board of Directors whose number shall be set in the Bylaws and who shall be nominated and elected as set forth in the Bylaws.

                                   Article VII

         Except as otherwise required by law, this Certificate of Incorporation may be altered, amended, or repealed by a two-thirds (2/3) vote of stockholder members, at any regular or special meeting of the stockholder members if notice of such alteration, amendment, or repeal of this Certificate of Incorporation is contained in the notice of such meeting.

                                  Article VIII
                                 (Added 6/5/87)

         A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

                                   Article IX
                                (Added 11/19/92)

         The Board of Directors shall have the power to make, adopt, amend or repeal from time to time Bylaws of the corporation, subject to the right of the Stockholder Members to adopt, amend or repeal the Bylaws.

                                   APPENDIX C

                                     BYLAWS
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.

                                    ARTICLE I

                                     Offices

         1.1 Registered Office. The address of the registered office of KFC National Purchasing Cooperative, Inc. (the "Cooperative") shall be No. 100 West Tenth Street, Wilmington, Delaware, until altered as provided by law.

         1.2 Principal Office. The principal office of the Cooperative shall be in Louisville, Kentucky until altered by the Board of Directors.

         1.3 Other Offices. The Cooperative may maintain other offices within or without the state where its registered and principal offices are located, as the Board of Directors may from time to time establish.

                                   ARTICLE II

                               Stockholder Members

         2.1 Stockholder Eligibility. The following persons, firms or entities shall be eligible to be stockholders in the Cooperative:

             (a) Each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Kentucky Fried Chicken franchisee or licensee of KFC Corporation, a Delaware corporation, or its successors, assigns, affiliates, or related companies.

             (b) KFC National Management Company, a Delaware Corporation ("KFC Management"), or its respective successor as an operator of KFC outlets.

             (c) The KFC National Council and Advertising Cooperative, Inc., a Delaware non-stock corporation ("NCAC").

             (d) Each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Kentucky Fried Chicken franchisee or licensee of Kentucky Fried Chicken International Holdings, Inc., a Delaware corporation, or its successors, assigns, affiliates, or related companies.

         Only persons, firms or entities which own of record a share of the Cooperative's Membership Common Stock shall be eligible to purchase shares of the Cooperative's Store Common Stock. As used in these Bylaws, the term "franchise" includes licenses where appropriate in the context.

         2.2 Stockholder Membership Requirements. Each person, firm or entity which is eligible to be a stockholder member in the Cooperative shall be a stockholder member in the Cooperative when and if that person, firm or entity
(a) purchases one share of the Cooperative's Membership Common Stock and (b) purchases that number of shares of the Cooperative's Store Common Stock which equals (i) the total number of Kentucky Fried Chicken retail outlets located in all states of the United States and the District of Columbia (collectively, the "United States") owned and operated by such person, firm or entity, and (ii) the total number of Kentucky Fried Chicken retail outlets located in any one country other than the United States in any one international territory (a "Foreign Territory") owned and operated by such person, firm or entity. For purposes of this Section 2.2, (a) the term "total number...of retail outlets" means the total number of traditional retail outlets, plus one-half rounded up to the nearest even number of the total number of non-traditional outlets, and (b) the term "non-traditional retail outlet" means an outlet with more than one of the following characteristics: (i) a ten-year or shorter license, (ii) a limited menu, (iii) sales from a kiosk or other transportable unit, (iv) sales from a segregated food service area at a location in a facility (such as an airport, athletic stadium, university or school) established for a primary purpose other than selling food for reasonably immediate consumption, (v) anticipated sales volume less than anticipated sales volume for a traditional unit, (vi) sales in conjunction with sales of another food concept, or (vii) such other characteristics as the Board of Directors may determine are indicative of a non-traditional retail outlet. If a stockholder member at any time becomes an owner and operator of additional Kentucky Fried Chicken retail outlets within the United States or within a Foreign Territory, as the case may be, he shall purchase one additional share of Store Common Stock for each such additional traditional retail outlet or for each additional two non-traditional retail outlets as the case may be.

         2.3 Multiple Franchises. No person, firm or entity shall be entitled to own, directly or indirectly, beneficially or of record, an interest in more than one (1) share of the Cooperative's Membership Common Stock (the "Base Share") regardless of the number of Kentucky Fried Chicken retail outlets owned and operated by such person, firm or entity, excluding (a) any interest which any franchisee may have in the share of the Cooperative's Series L Membership Common Stock held by the NCAC, (b) if a franchisee's Base Share is not a share of the Cooperative's Series J Membership Common Stock, any interest which any franchisee may have in one (but only one) share of the Cooperative's Series J Membership Common Stock, and (c) any interest which any franchisee may have in a share of the Cooperative's Membership Common Stock (i) held by a person, firm or entity in which the franchisee owns 50% or less in the aggregate of the outstanding ownership interests, and (ii) with respect to which the franchisee refrains from voting or participating in the voting of the share of Membership Common Stock. Where more than one (1) person, firm or entity are designated as franchisees of one (1) or more retail outlets, such persons, firms or entities shall be considered as a single person, firm or entity for stockholder purposes. The person, firm or entity who owns more than 50% in the aggregate of the outstanding ownership interest of the person, firm or entities owning and operating a Kentucky Fried Chicken retail outlet shall be, unless such person designates otherwise, the person, firm or entity entitled to own the share of Membership Common Stock representing such franchise operation. Where no person, firm or entity owns more than 50% in the aggregate of the outstanding ownership interests of the person, firm or entity owning and operating a Kentucky Fried Chicken retail outlet and none of such persons, firms or entities own, directly or indirectly, an interest in a share of Membership Common Stock of the Cooperative, such persons, firms or entities shall be entitled to designate the person, firm or entity from among themselves who shall be entitled to own the share of Membership Common Stock.

         2.4 Divisions of Membership Common Stock into Series. (a) Each Kentucky Fried Chicken stockholder member other than KFC National Management Company, Harman Management Corporation ("Harman"), and NCAC shall be entitled to purchase one share of Membership Common Stock of one of the following series set forth in Column 1 below, but only if such stockholder member owns or operates, or pursuant to Section 2.3 hereof, is deemed to own or operate, a Kentucky Fried Chicken retail outlet in one or more of the areas set forth in the corresponding line(s) of Column 2 below:

          COLUMN 1                     COLUMN 2
          --------                     --------

           SERIES                        AREA

             A        Indiana, Michigan, Ohio and West Virginia.

             B Arkansas, Colorado, Kansas, Missouri, New Mexico, Oklahoma and Texas.

             C Connecticut, Delaware, District of Columbia, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island and Vermont.

             D        Alaska, Hawaii, Idaho, Montana, Oregon, Washington and
                      Wyoming.

             E Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia.

             F Illinois, Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin.

             G        Arizona, California, Nevada and Utah.

             J        Foreign Territories.

         The Series of Membership Common Stock to be issued shall be designated by the stockholder member, or in the absence of such designation, by the Cooperative.

             (b) Harman, KFC National Management Company, and the NCAC shall be entitled to purchase one (1) share of one of the Series of Membership Common Stock set forth below opposite its name:

                  STOCKHOLDER MEMBER                                  SERIES
                  ------------------                                  ------
                           Harman                                        H
                           KFC National Management Company               K
                           NCAC                                          L

             (c) If Harman shall at any time own or operate less than 100 Kentucky Fried Chicken outlets in the United States or if KFC National Management Company shall own or operate less than 200 Kentucky Fried Chicken outlets in the United States, then the share of the Membership Common Stock owned by Harman or KFC National Management Company, as the case may be, shall be exchanged for one share of Membership Common Stock of such other Series as such person is eligible to purchase as provided in Section 2.4 hereof. The Series of Membership Common Stock to be issued in such exchange shall be designated by such person, or in the absence of such designation, by the Cooperative.

             (d) No person, firm or entity shall be entitled to purchase or own any of the Series I or Series M through Series Z shares of Membership Common Stock.

         2.5 Mandatory Redemptions; Restrictions on Transfers.

             (a) Unless otherwise prohibited by law, the Cooperative shall promptly redeem shares of Membership Common Stock held by persons, firms or entities who no longer qualify as members. The redemption price for each share of Membership Stock shall be Ten Dollars ($10.00), which shall be payable in cash, except that, if the Cooperative shall be prohibited by law from redeeming such share in cash because such payment would impair the capital of the Cooperative or otherwise, the Cooperative shall in lieu thereof issue to the holder of such share a non-interest bearing promissory note payable whenever the Cooperative shall no longer be prohibited by law from making such payment.

             (b) In the event the holder of any one or more shares of Store Common Stock receives a bona fide offer ("Bona Fide Offer") to purchase such share(s) of Store Common Stock and such holder shall desire to sell, assign, transfer or otherwise convey such share(s) in accordance with the terms of such Bona Fide Offer, such holder shall first offer in writing to sell such share(s) to the Cooperative upon the terms set forth in the Bona Fide Offer. The Cooperative shall have ninety (90) days from its receipt of such offer in which it may either accept or reject such offer. The Cooperative may accept such offer by tendering to the holder of such share(s) the purchase price therefor, subject to the tender by such holder of the certificates to be purchased by the Cooperative duly endorsed for transfer to the Cooperative. If the Cooperative fails to respond to such offer within said ninety (90) day period, such offer shall be deemed to have been rejected. Within sixty (60) days after such offer is rejected or deemed rejected, the holder of such share(s) may sell, assign, or otherwise transfer such share(s) to the person named in the Bona Fide Offer upon terms no less favorable than those set forth therein; provided that no such transfer shall be made to any person, firm or entity which does not at the time of such transfer qualify as a stockholder member. If such share(s) are not sold, assigned, transferred or otherwise conveyed within said sixty (60) day period, then they may not be sold, assigned or transferred without the holder thereof again offering such share(s) to the Cooperative in accordance with the provisions of this Section 2.5. Each purchaser, assignee or transferee of Store Common Stock shall be bound by the terms of these Bylaws. The Cooperative may from time to time purchase shares of its Store Common Stock at the request of holders who do not or no longer own or operate KFC retail outlets with respect to the offered share, all in accordance with such specific policies and guidelines and upon such specific terms and conditions as the Board of Directors may from time to time adopt and from time to time deem advisable.

         2.6 Sourcing Fees. By virtue of membership in the Cooperative, each stockholder member (a) agrees that the Cooperative and the Unified Foodservice Purchasing Co-op, LLC (the "Unified Co-op") may from time to time collect from the stockholder member a fee (a "Sourcing Fee") in consideration of and to fund the Cooperative and the Unified Co-op's purchasing programs and services, and
(b) authorizes the Cooperative and the Unified Co-op from time to time to cause suppliers and distributors of goods and equipment to collect Sourcing Fees from the stockholder member for the account of the Cooperative or Unified Co-op.

                                   ARTICLE III

               Meetings of Stockholder Members of the Cooperative

         3.1 Annual Meeting of Stockholder Members. An annual meeting of stockholder members of the Cooperative shall be held each year at a time and place selected by the Board of Directors.

         3.2 Notice of Annual Meeting. Written notice of the time and place of the annual meeting shall be mailed to stockholder members entitled to vote as shown by the records of the Cooperative not less than twenty (20) nor more than sixty (60) days prior to the meeting which notice shall state the place, date and hour of the meeting.

         3.3 Delayed Annual Meeting. If, for any reason, the annual meeting of the stockholder members shall not be held on the day designated, such meeting may be called and held as a special meeting, and the same proceedings may be had at such meeting as at an annual meeting and the notice of such meeting shall be the same as required for the annual meeting.

         3.4 Special Meetings of Stockholder Members. Special meetings of the stockholder members may be called at any time by the Chairman of the Board of Directors, President or by one-third (1/3) of the voting members of the Board of Directors, upon not less than twenty (20) nor more than sixty (60) days written notice which shall state the place, date, hour and purpose or purposes of the meeting.

         3.5 Waiver of Notice by Attendance. Attendance at a meeting, whether annual or special, shall be a waiver of notice, unless attendance is expressly for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         3.6 Quorum. Presence in person or by proxy of stockholder members representing a majority of the stockholder members entitled to vote at such meeting shall constitute a quorum at such meeting. A quorum shall not be lost by the departure of stockholder members before adjournment.

         3.7 Who Entitled to Vote; Proxies. Each stockholder member owning a share of the Cooperative's Membership Common Stock shall be entitled to one (1) vote in person or by proxy upon each matter on which such stockholder member is entitled to vote. Proxies shall be valid only if signed by the stockholder member, dated and filed with the Secretary of the Cooperative prior to or at the meeting in which it is given. No proxy shall be irrevocable and any proxy may be revoked at any time in writing or in person at the meeting for which it was given. No Proxy shall be voted or acted upon after one (1) year from its date.

         3.8 Necessity of Two-Thirds Vote. Except as otherwise provided in these Bylaws or required by law, the affirmative vote of two-thirds (2/3) of the stockholder members present in person or by proxy at a meeting at which a quorum is in attendance shall be necessary to decide in favor of any matter properly submitted to the meeting.

         3.9 Disputes. Any dispute as to the voting rights of stockholder members shall be submitted to the Secretary of the Cooperative to be decided upon by the Chairman of the Board of Directors, or, in his absence, the Vice-Chairman with the stockholder member whose voting rights are in issue having the right to appeal this decision to the Board of Directors.

         3.10 Organization of Meetings. The Chairman of the Board of Directors, or the Vice-Chairman, if the Chairman is not present, and the Secretary of the Cooperative shall act as chairman and secretary, respectively, at all meetings of stockholder members of the Cooperative.

                                   ARTICLE IV

                               Board of Directors

         4.1 General.

             (a) The property and affairs of the Cooperative shall be managed by a governing body to be known as the Board of Directors. The Board of Directors shall be composed of up to twenty-one (21) persons who shall be nominated and elected and shall serve for terms as hereinafter provided.

             (b) The Secretary of the Cooperative shall notify stockholder members in writing no later than seventy-five (75) days prior to the annual meeting of stockholder members of the date of such meeting. Such notice shall advise them that nominations for members of the Board of Directors whose terms will expire at such meeting must be submitted to the Secretary in writing not later than sixty (60) days prior to the meeting date. Such notice shall also specify the names of directors whose terms are expiring and the names of directors who have resigned, died, or otherwise been removed from office since the last annual meeting of stockholder members, and shall identify the Series of Membership Common Stock entitled to elect successors to such directors. Each nomination submitted to the Secretary shall be accompanied by a written statement signed by the nominee, including nominees to represent the Series H, K and L Membership Common Stock, that he or she (i) will serve and is eligible to serve in such capacity if elected, (ii) will participate in a director orientation program in accordance with the Board's current orientation policies, and (iii) will enter into a director confidentiality agreement in such form as the Board may adopt from time to time. Each stockholder member (other than the NCAC and KFC National Management Company) may nominate not more than one person to serve as the director who may be elected by the Series of Membership Common Stock held by such stockholder member. NCAC and KFC National Management Company may each nominate two persons to serve as the directors who may be elected by the series of Membership Common Stock held by them.

             (c) Each of Series A through Series H and Series J, shall be entitled to elect, as a series, one member of the Board of Directors, and of Series K and Series L shall be entitled to elect, as a series, two members of the Board of Directors; provided, however, that until and unless the holders of Series J Membership Common Stock hold one hundred (100) or more shares of Store Common Stock purchased or held with respect to Kentucky Fried Chicken outlets located in Foreign Territories, the Series J member of the Board of Directors shall be nominated by a holder of Series J Membership Common Stock, but shall be elected by a plurality vote of all the shares of Membership Common Stock entitled to vote at the annual meeting of the stockholder members.

             (d) In addition to the members of the Board of Directors elected by the holders of Membership Common Stock, there shall be one (1) independent member of the Board of Directors (the "Independent Director") who shall not in any way be associated or affiliated with KFC Corporation, KFC National Management Company, Kentucky Fried Chicken

International Holdings, Inc., or any franchisee of KFC Corporation. The Independent Director shall be nominated by the Board of Directors and elected by a plurality vote of the shares of Membership Common Stock entitled to vote at the annual meeting of the stockholder members.

             (e) The President of the Cooperative shall serve as a non-voting ex-officio member of the Board of Directors.

             (f) With the exception of the Independent Director and the President, all directors of the Cooperative must be stockholder members of the Cooperative or an officer, stockholder, employee or partner of an entity which is a stockholder member of the Cooperative. Each director must be a member or an officer, director, stockholder, employee or partner of the organization which is entitled to vote for (or in certain circumstances concerning Series J, nominate) such director.

             (g) All voting directors of the Cooperative shall be divided into three classes, designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of voting directors permits, with the term of office of one class expiring each year. Should the number of voting directors not be equally divisible by three, the excess of directors over a number divisible by three shall be classified in Class III if there is an excess of one and in Class II and III if there is an excess of two. The Board of Directors shall by majority vote designate which series of membership shall elect directors within Class I, II and III, respectively, but by such designations may not shorten the term of any director.

             (h) No person shall hold more than one (1) seat on the Board of Directors at any one time. Except for the holders of the Series K and Series L Membership Common Stock who are entitled, as a Series, to elect two (2) members of the Board of Directors, not more than one (1) person affiliated with any stockholder member may hold a seat on the Board of Directors.

             (i) The initial Class I directors shall hold office for a term commencing with the adoption of these Bylaws and expiring at the annual meeting next ensuing and until their successors are elected and take office. The initial Class II directors shall hold office for a term commencing with the adoption of these Bylaws and expiring at the second annual meeting thereafter and until their successors are elected and take office. The initial Class III directors shall hold office for a term commencing with the adoption of these Bylaws and expiring at the third annual meeting thereafter and until their successors are elected and take office. The successors to the initial Class I, Class II and Class III directors shall each be elected for terms commencing as of the date of their election and continuing until the third annual meeting of stockholder members thereafter and until their respective successors are duly elected and qualified.

             (j) Whenever any member of the Board of Directors ceases to fulfill the eligibility requirements of this Section 4.1, his membership on the Board of Directors shall automatically terminate and the vacancy so created shall be filled in the manner prescribed in Section 4.2.

             (k) Notwithstanding any limitation on the number of persons who may serve as members of the Board of Directors provided for in Section 4.1(a) hereof, the Board of Directors may, from time to time, by resolution provide for one or more non-voting members of the Board of Directors to serve at the pleasure and upon such terms and conditions as the Board of Directors may by resolution provide.

             (l) No voting director of the Cooperative, except for directors elected by the Series H or K Membership Common Stock, may serve more than two consecutive three years terms (whether representing the same or a different Series) without having not served as a voting director for an entire period between two consecutive annual meetings of the stockholder members (a "meeting period") before reelection. For purposes of this Section 4.1(l), (i) service for a term which equals or exceeds two meeting periods shall be deemed to be a three year term and a term which does not exceed two meeting periods shall not be deemed to be a three year term, and (ii) no term which commenced prior to the annual meeting of the stockholder members held in 1999 shall count as a consecutive term or otherwise shorten the eligibility of any director.

         4.2 Vacancies. Except as herein provided, all vacancies on the Board of Directors shall be filled by the Board of Directors. In filling any vacancy, the Board of Directors shall seek the advice and counsel of the holder or holders of the Series of stock who are entitled, as a Series, to elect the director whose position became vacant. All vacancies shall be filled as soon as practicable; however, the Board need not fill a vacancy if the holder or holders of the Series of Membership Common Stock who are entitled, as a Series, to elect the director whose position became vacant decline (a) to provide the Board with advice and counsel concerning the filling of the vacancy, or (b) to nominate a person to fill a vacancy, however created, at any annual or special meeting of the stockholders at which an election of directors occurs. For purposes of this
Article IV, the number of voting members of the Board shall not include from time to time the number of vacancies on the Board.

         Directors elected as hereinabove provided in this Section 4.2 shall serve until the next annual meeting of stockholder members, at which time the holders of the Series of Membership Common Stock who elected the director whose position became vacant shall be entitled to elect a successor who shall serve for the remainder, if any, of the term of the director who shall have resigned, died or otherwise been removed from office.

         The person elected to fill a vacancy must fulfill the eligibility requirements for the position of the director whose position became vacant.

         4.3 Quorum. Two-thirds (2/3) of the voting members of the Board of Directors shall constitute a quorum.

         4.4 Annual Meeting. The Board of Directors shall hold its annual meeting in each calendar year at such time and place as the Board shall designate to elect its Chairman and Vice-Chairman, to elect the officers of the Cooperative for the ensuing year and to transact any other business.

         4.5 Other Meetings. Other meetings of the Board of Directors may be called by the Chairman, President or one-third (1/3) of the voting members of the Board of Directors at any time by means of written notice by mail of the time, place and purpose thereof to each member of the Board of Directors, as the Chairman, the President or one-third (1/3) of the voting members of the Board of Directors shall deem sufficient, but action taken at any such meeting shall not be invalidated for want of notice if such notice shall be waived as hereinafter provided.

         4.6 Waiver of Notice. Notice of the time, place and purpose of any meeting of the Board of Directors may be waived by telegram, radiogram, cablegram, or other writing either before or after such meeting has been held. Attendance at a meeting shall constitute a waiver of notice, unless attendance is expressly for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         4.7 Removal of Members of the Board of Directors. The Board of Directors may, upon the affirmative vote of at least two-thirds (2/3) of all stockholder members at any time determine that any member of the Board of Directors shall be removed from the Board of Directors for cause. Upon such a vote of stockholder members, the Board of Directors shall give such director written notice of removal for cause.

         4.8 Voting. The affirmative vote of three-fifths (3/5) of all voting members of the Board of Directors shall, except as otherwise specifically provided in these Bylaws, be the act of the Board of Directors on any matter properly submitted to the Board of Directors. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation in a meeting shall constitute presence in person at such meeting. Upon the demand of a majority of the voting members of the Board of Directors participating in a meeting, the voting upon any question before the meeting shall be by secret ballot. The President shall not be entitled to vote on matters brought before the Board of Directors.

         4.9 Chairman and Vice-Chairman.

             (a) The Board of Directors shall at each annual meeting elect by the affirmative vote of three-fifths (3/5) of the entire Board of Directors a Chairman and a Vice-Chairman, each of whom shall serve until the next annual meeting of the Board of Directors and until his successor is duly elected and qualified.

             (b) The duties of the Chairman shall be to preside at all meetings of the Board of Directors and stockholder members. The Chairman shall oversee the President in his assigned duties as established and authorized by the Board of Directors. The Chairman shall have the power to execute in the name of the Cooperative any authorized corporate obligation or other instrument and shall perform all acts incident to the Office of Chairman or Directors. In the absence of the Chairman or his inability to perform, the Vice-Chairman shall assume his duties.

             (c) No Chairman may serve more than two consecutive full one year terms as Chairman without having not served as Chairman for an entire one year term before reelection as Chairman. For purposes of this Section 4.9 (c), no term as Chairman which commenced prior to 1999 shall count as a consecutive term or otherwise shorten the eligibility of a chairman.

         4.10 Meetings: Chairman and Secretary. At all meetings of the Board of Directors, the Chairman, or in his absence, the Vice-Chairman, shall act as chairman of the meeting and the Secretary of the Cooperative shall act as secretary, except that if any one of them shall be absent, a chairman or secretary, or both, may be chosen at the meeting.

         4.11 Compensation and Expenses. The Independent Director shall be entitled to such compensation as may be determined by the Board of Directors. Except for the Independent Director, all members of the Board of Directors shall serve without compensation. Reasonable expenses of members of the Board of Directors attending regular and called meetings shall be reimbursed by the Cooperative, provided, that such expenses are not in excess of the actual cost of traveling from and returning to the member's home city, lodging, meals and other reasonable and necessary expenses. The Board of Directors shall also reimburse members of the Board of Directors and others for their reasonable expenses of attending seminars or other events at the direction of the Board of Directors.

                                    ARTICLE V

                                    Officers

         5.1 Executive Officers. The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect one or more Vice-Presidents and such other officers and assistant officers, as the Board of Directors may, from time to time, determine are necessary to manage the affairs of the Cooperative. Any one person, except as forbidden by law, may be elected to more than one office. Any person elected to office shall hold his office as such for a one (1) year period and until his successor shall have been elected and shall have accepted office, unless prior thereto such person resigns or is removed from office. The President shall at all times be subject to dismissal by the Board of Directors by the affirmative vote of two-thirds (2/3) of all voting members of the Board of Directors. Any meeting of the Board of Directors for the purpose of considering the dismissal of the President may be called upon not less than twenty (20) days nor more than sixty (60) days prior written notice which notice shall state the place, date, hour and purpose of the meeting. The other officers shall at all times be subject to dismissal by the President or the Board of Directors.

         5.2 Vacancies. Any vacancy in any office shall be filled by the Board of Directors.

         5.3 Powers and Duties of the President. The President shall be the President and Chief Executive Officer of the Cooperative and, subject to the control of the Board of Directors, shall have general charge of its business and supervision of its affairs. He shall keep the Board of Directors fully informed and freely consult with it in regard to the business of the

Cooperative, and make due reports to it and to the stockholder members. The President shall have the power to execute in the name of the Cooperative any authorized corporate obligation or other instruments. The President shall also have such other powers and duties as are incident to his office and not inconsistent with these Bylaws, or as may at any time be assigned to him by the Board of Directors.

         5.4 Powers and Duties of Vice-Presidents. The Board of Directors may elect one (1) or more Vice-Presidents who shall have the powers and duties incident to their office and shall perform such duties as may at any time be assigned to them by the Board of Directors or the President.

         5.5 Powers and Duties of the Treasurer. The Treasurer, subject to the control of the Board of Directors and together with the President, shall have general supervision of the finances of the Cooperative. He shall have the care of, and be responsible for, all monies, securities, evidences of value and corporate instruments of the Cooperative, and shall supervise the officers and other persons authorized to bank, handle and disburse its funds, informing himself as to whether all deposits are or have been duly made and all expenditures duly authorized and evidenced by proper receipts and vouchers. He shall cause full and accurate books to be kept, showing the transactions of the Cooperative, its accounts, assets, liabilities and financial condition, which shall at all reasonable times be open to the inspection of any member of the Board of Directors, and he shall make due reports to the Board of Directors and the stockholder members, and such statements and reports as are required of him by law. The Treasurer shall have such other powers and duties incident to his office and not inconsistent with these Bylaws, or as may at any time be assigned to him by the Board of Directors.

         5.6 Powers and Duties of the Secretary. The Secretary shall cause to be entered in the minute books the minutes of all meetings of the Board of Directors and annual and other meetings of the stockholder members; shall have charge of the seal of the Cooperative and all other books and papers pertaining to his office, and shall be responsible for giving of all notices, and the making of all statements and reports required of the Cooperative or of the Secretary by law. The Secretary shall affix the corporate seal, attested by his signature, to all instruments duly authorized and requiring the same. The Secretary shall have such other powers and duties incident to his office and not inconsistent with these Bylaws, or as may at any time be assigned to him by the Board of Directors.

         5.7 Assistant Treasurers and Assistant Secretaries. Any Assistant Treasurers and Assistant Secretaries elected shall perform such duties as may properly be assigned to them by the executive officers of the Cooperative, and shall have such powers and duties, including all the powers and duties of their principals in the event of the absence of such principals from any place in which the business in hand is to be done, and as may at any time be assigned to them by the Board of Directors.

         5.8 Other Officers. The Board of Directors shall prescribe the powers and duties of any other officer or officers of the Cooperative.

         5.9 Salaries. The salary of the President of the Cooperative shall be fixed by the Board of Directors. Subject to such limitations as may be fixed by the Board of Directors from time to time, the salaries of all other employees and officers of the Cooperative shall be fixed by the President who shall report annually to the Board of Directors on all salary changes.

                                   ARTICLE VI

                         Finance, Audit and Fiscal Year

         6.1 Banking. All funds and money of the Cooperative shall be banked, handled and disbursed, and all bills, notes, checks and like obligations, and endorsements (for deposit or collection) shall be signed by such officers and other persons as the Board of Directors shall from time to time designate, who shall account therefor to the Treasurer as and when he may require. All money, funds, bills, notes, checks and other negotiable instruments coming to the Cooperative shall be collected and promptly deposited in the name of the Cooperative in such depositories as the Board of Directors shall select.

         6.2 Annual Audit. An audit by certified public accountants of the books and records of the Cooperative shall be conducted annually by a firm engaged by the Board of Directors.

         6.3 Fiscal Year. The fiscal year of the Cooperative shall be set from time to time by the Board of Directors.

                                   ARTICLE VII

                                 Indemnification

         7.1 Indemnification of Officers and Directors.

             (a) The Cooperative shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Cooperative) by reason of the fact that he is or was a director, officer, employee or agent of the Cooperative, or is or was serving at the request of the Cooperative as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Cooperative, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonable believed to be in or not opposed to the best interests of the Cooperative, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

             (b) The Cooperative shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Cooperative to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Cooperative, or is or was serving at the request of the Cooperative as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Cooperative and except that no indemnification shall be made in respect of any claim, issue or matters as to which such person shall have been adjudged to be liable to the Cooperative unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

             (c) To the extent that a present and former director or officer of the Cooperative has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this
Section 7.1, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

             (d) Any indemnification under subsections (a) and (b) of this
Section 7.1 (unless ordered by a court) shall be made by the Cooperative only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in written opinion, or (4) by the stockholder members.

             (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Cooperative in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount it shall ultimately be determined that he is not entitled to be indemnified by the Cooperative as authorized in this Section 7.1. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

             (f) The indemnification and advancement of expenses provided by, or granted pursuant to this Section 7.1 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

             (g) The Cooperative shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Cooperative, or is or was serving at the request of the Cooperative as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Cooperative would have the power to indemnify him against such liability under the provisions of this Section 7.1.

             (h) For purposes of this Section 7.1, references to the Cooperative shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 7.1 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

             (i) For purposes of this Section 7.1, references to "other enterprises" shall include employee benefit plans, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan, and references to "serving at the request of the Cooperative" shall include any service as a director, officer, employee or agent of the Cooperative which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Cooperative" as referred to in this Section 7.1.

             (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 7.1 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

             (k) The Court of Chancery of the State of Delaware is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this Section 7.1 or under any bylaw, agreement, vote of stockholder members or disinterested directors, or otherwise. The Court of Chancery may summarily determine the Cooperative's obligation to advance expenses (including attorneys' fees).

             (l) If so provided in the Cooperative's Certificate of Incorporation, a director of the Cooperative shall not be personally liable to the Cooperative or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Cooperative or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         The foregoing Article 7 is derived from Sections 145 and 102 of the General Corporation Law of the State of Delaware.

         The Cooperative has obtained a policy of insurance under which the Cooperative and its directors and officers are insured subject to specific exclusions and deductible and maximum amounts against loss deriving from any claim which may be made against the Cooperative or any director or officer of the Cooperative by reason of any act done or alleged to have been done while acting in their respective capacities.

                                  ARTICLE VIII

                                  Capital Stock

         8.1 Certificate of Stock. Every holder of capital stock in the Cooperative shall be entitled to have a certificate, signed by, or in the name of the Cooperative by, the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Cooperative, certifying the number of shares owned by him in the Cooperative. The certificates of stock of the Cooperative shall be numbered and shall be entered in the books of the Cooperative as they are issued.

         8.2 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Cooperative alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Cooperative a bond in such sum as it may direct as indemnity against any claim that may be made against the Cooperative with respect to the certificate alleged to have been lost, stolen or destroyed.

         8.3 Transfers of Capital Stock. Subject to the provisions of Article II hereof, upon surrender to the Cooperative of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Cooperative to issue a new certificate to the person entitled thereto, cancel the old certificates and record the transaction upon its books.

         8.4 Fixing Record Date. In order that the Cooperative may determine the stockholder members entitled to notice of or to vote at any meeting of stockholder members or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than twenty (20) days prior to any other action. A determination of stockholder members of record entitled to notice of or to vote at a meeting of stockholder members shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         8.5 Registered Stockholders. The Cooperative shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share of shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                               Patronage Dividends

         9.1 Patronage. The term "patronage" shall refer to the value of the Cooperative's business with its stockholder members. Business with the Cooperative's stockholder members shall include the following: (1) the Cooperative's direct business with its stockholder members; (2) the Cooperative's business with its stockholder members through distributors ("participating distributors") which shall have agreed to participate in the Cooperative's patronage dividend program for its stockholder members by entering into distributor participation agreements with the Cooperative or the Unified Co-op in such form as the President shall prescribe or approve from time to time; (3) the Cooperative's business with its stockholder members through suppliers ("participating suppliers") which shall have agreed to participate in the Cooperative's patronage dividend program by entering into supplier participation agreements with the Cooperative or the Unified Co-op in such form as the President shall prescribe or approve from time to time; and (4) the Cooperative's business with its stockholder members pursuant to arrangements set forth in a management agreement approved by the Board of Directors with the Unified Co-op, whereby the stockholder members purchase goods directly from the Unified Co-op or through participating distributors and participating suppliers. The term "patronage" includes the Cooperative's business with its stockholder members both when the Cooperative or the Unified Co-op purchases (takes "Title") and resells goods to the Cooperative's stockholder members and participating distributors, and when participating suppliers sell goods directly to stockholder members and participating distributors.

         9.2 Cooperative Basis. The Cooperative shall at all times be operated on a cooperative basis for the benefit of its stockholder members. The Cooperative shall always do more than fifty percent (50%) in value of its business with its stockholder members.

         9.3 Patronage Dividend Distributions.

             (a) The Board of Directors shall, after considering the Cooperative's anticipated expenses and need for capital and reserves, (i) obligate the Cooperative to distribute patronage dividends as provided in section 1388(a)(2) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "IRC"), and (ii) distribute as patronage dividends, directly to the stockholder members of the Cooperative, the net income of the Cooperative from patronage done with or for stockholder members computed in accordance with sections 1381-1388 of the IRC and in accordance with the principles applied in preparation of the Cooperative's federal income tax return. Specifically, the Cooperative shall distribute patronage dividends to stockholder members annually on the basis of each stockholder member's patronage. In determining the portion of the Cooperative's patronage dividend obligations to be paid in cash, the Board of Directors shall consider: (1) Expenses directly or indirectly related to the Cooperative's business; (2) Such reasonable reserves for necessary corporate purposes as may from time to time be provided by the Board of Directors for depreciation and obsolescence, state and federal taxes, bad debts, casualty losses, insurance and other corporate and operating charges and expenses, all established and computed in accordance with generally accepted accounting principles; (3) Such reasonable reserves for working capital necessary for the operation of the Cooperative and for deficits arising from such operation, (including deficits from business other than business done with or for stockholder members).

             The amounts set aside for reserves in any year from gross margins of the Cooperative from business other than with or for the stockholder members shall be allocated to the extent possible, to stockholder members, on the books of the Cooperative on a patronage basis for that year, or, in lieu thereof, the books or records of the Cooperative shall afford a means of doing so, so that in the event of a distribution of amounts formerly carried in reserves, each stockholder member may receive to the extent possible, that stockholder member's pro rata share thereof.

             (b) Solely for the purpose of determining the amount of patronage dividends distributable to a particular stockholder member of the Cooperative, the Board of Directors may, by resolution, segregate the Cooperative's business with its stockholder members into two distinct pools: (i) the "Title Pool," under which shall be determined the net earnings of the Cooperative from business with the Cooperative's stockholder members in which the Cooperative takes Title to goods; and (ii) the "Non-Title Pool," under which shall be determined the net earnings of the Cooperative from business with the Cooperative's stockholder members in which the Cooperative does not take Title to goods.

             The amount distributable by the Cooperative as patronage dividends directly to each stockholder member of the Cooperative shall be based on

             (A) the ratio of

                 (i) the value of business done by the Cooperative with each stockholder member in which the Cooperative takes Title to goods, to

                 (ii) the net earnings of the Cooperative in the Title Pool attributable to business done with or for its stockholder members, plus

             (B) the ratio of

                 (i) the value of business done by the Cooperative with each stockholder member in which the Cooperative does not take Title to goods, to

                 (ii) the net earnings of the Cooperative in the Non-Title Pool attributable to business done with or for its stockholder members.

             (c) Solely for the purpose of determining the amount of patronage dividends distributable to a particular member of the Cooperative, the Board of Directors may from time to time, when appropriate, by resolution, segregate the Cooperative's business with its stockholders members into other distinct pools, such as by way of example, an equipment business pool, a food and packaging business pool, or an international business pool. The net earnings of the Cooperative from business with the Cooperative's stockholder members related to any such pool shall be attributable to a stockholder member patron of the pool in proportion to the quantity or value of business done by the stockholder member with the pool. The resolution establishing such distinct business pools shall also specify the basis for determining the amount distributable by the Cooperative as patronage dividends to each stockholder member.

             (d) The patronage dividend distributions shall be paid to each stockholder member on the basis of the quantity or value of business done with or for each stockholder member, and the patronage dividend distributions shall be determined by reference to the net earnings of the Cooperative from business done with or for its stockholder members. The patronage dividend distributions shall be among all stockholder members, shall be directly proportional for each taxable year of the Cooperative to the purchases by each stockholder member, and so shall be based upon each stockholder member's patronage.

         9.4 Timing of Payment of Patronage Dividends. Each distribution of patronage dividends shall be made within the payment period beginning with the first day of a taxable year for which the Cooperative claims a deduction for patronage dividends paid in the form of such distributions and ending with the 15th day of the 9th month following the close of such taxable year.

         9.5 Method and Character of Payment. The Board of Directors may, in its discretion, determine to pay patronage dividends either all in a form that will be treated as a deductible qualified written notice of allocation within the meaning of section 1388(c) of the IRC, all in a form that will be treated as a nonqualified written notice of allocation within the meaning of section 1388(d) of the IRC, or part in qualified form and part in nonqualified form. At least twenty percent (20%) of any qualified payment of patronage dividends shall be paid in cash or by a "qualified check" as defined in Section 1388(c)(4) of the IRC. Subject to this limitation with respect to qualified distributions, the Board of Directors may decide that the balance of any patronage dividend be paid, in whole or in part, in cash, property, promissory notes or other evidence of indebtedness, or in any other form of written notice of allocation (within the meaning of section 1388(b) of the IRC).

         9.6 Consent to Stockholder Members. Membership in the Cooperative by stockholder members shall constitute a consent of each such member to include in its gross income the amount of any patronage dividend which is paid with respect to direct sales from the Cooperative, and indirect sales through participating distributors in money, "qualified checks," "qualified written notices of allocation" or other property (except "nonqualified written notices of allocation" as defined in Section 1388(d) of the Internal Revenue Code of 1986, as amended) and which is received by it during the taxable year from the Cooperative. Each stockholder member of the Cooperative, through initiating or retaining its membership after adoption of this Article IX of these Bylaws, as amended from time to time, consents to be bound hereby. The provisions of this
Article IX, as amended from time to time, shall be a contract between the Cooperative and each stockholder member as fully as though each stockholder member had signed a specific separate instrument in which the stockholder member agreed to be bound by all of the terms and provisions of this Article IX, as amended from time to time.

         This consent, however, shall not extend to written notices of allocation received by the stockholder member as part of a nonqualified payment of patronage which clearly indicate on their face that they are nonqualified. By way of illustration, the term "written notice of allocation" shall include such items as the promissory notes, a notice or statement that such securities have been deposited with a bank or other qualified agent on behalf of the stockholder member, a notice of credit to the account of the stockholder member on the books of the Cooperative (against stock subscription or any other indebtedness as the Cooperative may elect) and such other forms of notice as the Board of Directors may determine, distributed by the Cooperative in payment, or part payment of the patronage dividends. The stated dollar amount of the promissory notes is the principal amount thereof.

         9.7 Promissory Notes. Subject only to the payment of at least twenty percent (20%) of each stockholder member's annual patronage dividend in cash, the Cooperative may pay each stockholder member all or any portion of the annual patronage dividend in promissory notes which shall bear interest at the rate from time to time fixed by the Board of Directors and shall mature at the time fixed by the Board of Directors not later than five (5) years from the date of issuance, and may be subordinated to any liabilities or obligations of the Cooperative, existing, contingent or created after the date of issuance. The Cooperative shall have a lien upon and a right of set off against any said promissory notes issued to a stockholder member to secure payment of any indebtedness due the Cooperative or any of its subsidiaries by the stockholder member.

         9.8 Application of Patronage Dividends to Amounts Due the Cooperative. Notwithstanding any of the foregoing provisions of this Article IX, the portion of any patronage dividends which would otherwise be payable in cash under any provision of this Article IX to a stockholder member may be applied by the Cooperative to the payment of any indebtedness, the repayment of which is in default, owed to the Cooperative by any such stockholder member to the extent of such indebtedness instead of being distributed in cash, provided, however, that an amount equal to twenty percent (20%) (or, in the case of a stockholder member located in a jurisdiction to which the special withholding requirements of Sections 1441 or 1442 of the Internal Revenue Code of 1986, as amended, apply, thirty percent (30%)) of the total annual patronage dividends distributable for the applicable year to any such stockholder member shall nevertheless be paid in cash within the period set forth in Section 9.4 if any such stockholder member so requests in a writing received by the Cooperative within thirty (30) days of the first day of the Cooperative's fiscal year as established under Section 6.3.

                                    ARTICLE X

                                   Amendments

         10.1 Amendments to Bylaws. The voting members of the Board of Directors shall have the power to adopt, amend or repeal from time to time the Bylaws of the Cooperative at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of such adoption, amendment or repeal of the Bylaws be contained in the notice of such special meeting, subject to the right of the stockholder members to adopt, amend or repeal the Bylaws, at any regular meeting of the stockholder members or at any special meeting of the stockholder members if notice of such adoption, amendment or repeal of the Bylaws be contained in the notice of such special meeting.

                                   APPENDIX D

                          CERTIFICATE OF INCORPORATION

                                       OF

                       KFC NATIONAL PURCHASING CO-OP, INC.

                                    ARTICLE I

         The name of the Corporation is KFC National Purchasing Co-op, Inc.

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The nature of the business or purposes to be conducted by the Corporation is as follows:

            (a) To operate a purchasing cooperative on behalf of and for the benefit of KFC retail operators, with the Corporation, either directly or through Unified Foodservice Purchasing Co-op, LLC, a Kentucky limited liability company, purchasing from or arranging for the purchase from manufacturers and vendors for various food, packaging, equipment, materials, supplies and services for resale to KFC retail operators and to distributors who supply and serve KFC retail outlets;

            (b) To sponsor, create, assist and support programs, services and entities for the benefit of KFC retail operators and outlets;

            (c) To carry on such other business as may be necessary, convenient or desirable to accomplish the above stated purposes, and to do all things incidental thereto; and

            (d) Except for acts and activities which the Corporation's Board of Directors shall specifically determine are not consistent with the best interests of KFC retail operators and outlets, to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

         The authorized capital stock of the Corporation shall be 12,000 shares of capital stock consisting of 2,000 shares of Membership Common Stock, $.01 par value per share, and 10,000 shares of Store Common Stock, $.01 par value per share.

            (1) Membership Common Stock shall be subject to the following preferences, privileges and restrictions:

                  (i) Membership Common Stock shall be divided into twenty-six series, designated A through Z. Except for Series H, K and L, which shall consist of one (1) share each, the Board of Directors of the Corporation shall have the right, power and authority to establish and to increase or decrease the number of shares of each series of Membership Common Stock consistent with and in order to effectuate the terms of the Bylaws of the Corporation, except that in no event shall the aggregate number of authorized shares of Series A through G, inclusive, I and J, and M through Z, inclusive, of Membership Common Stock exceed 1,997 shares. Each stockholder member of each of Series A through J and Series M through Z, inclusive, shall be entitled to cast one (1) vote to elect one (1) member of the Board of Directors to represent its Series. The stockholder member of Series K and L shall each be entitled to cast one (1) vote to elect two (2) members of the Board of Directors to represent its Series.

                  (ii) As to all matters on which each stockholder is entitled to vote, except the election of the Board of Directors, each share of Membership Common Stock shall be entitled to one (1) vote on each matter.

                  (iii) Membership Common Stock shall not be entitled to receive dividends.

                  (iv) In the event of any liquidation of the Corporation, or other disposition of its assets, after payment of all debts and liabilities of the Corporation, the holders of the Membership Common Stock shall be entitled only to receive Ten Dollars ($10.00) per share for each share of Membership Common Stock held, prior to any distribution being made to holders of the Store Common Stock.

                  (v) Membership Common Stock may only be issued to persons, firms or entities who qualify for membership as provided in the Bylaws.

                        Membership Common Stock is not transferable and shall be redeemed by the Corporation in the manner provided in the Bylaws at Ten Dollars ($10.00) per share if a stockholder ceases to qualify as a member.

            (b) Store Common Stock shall be subject to the following preferences, privileges and restrictions:

                  (i) Store Common Stock shall have no voting rights except as otherwise required by Delaware law.

                  (ii) Except as provided in paragraph (a)(iv) of this Article, Store Common Stock shall be the only class of capital stock entitled to receive distributions on capital stock.

                  (iii) The Store Common Stock may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law, and such restrictions will be noted on all Store Common Stock certificates. If a stockholder member desires to dispose of its Store Common Stock, the stockholder member must transfer its Store Common Stock to the Corporation at the same price the stockholder member paid to acquire the Store Common Stock.

                  (iv) Store Common Stock shall not be entitled to receive dividends, other than patronage dividends as provided in the Bylaws.

                  (v) In the event of any distributions by the Corporation to its stockholder members, liquidation of the Corporation, or other disposition of its assets, after payment of all debts and liabilities of the Corporation and payment of Ten Dollars ($10.00) per share to holders of Membership Common Stock, the remaining assets of the Corporation shall be distributed to the holders of Store Common Stock on a cooperative basis, that is, the Corporation shall return to such stockholders the face amount of outstanding patronage equities and distribute the remaining assets to such stockholders on the basis of their past patronage with the Corporation and its predecessor, the KFC National Purchasing Cooperative, Inc., insofar as such distribution is practicable.

                  (vi) Store Common Stock may be issued only to persons, firms or entities who qualify for membership in the Corporation as provided in the Bylaws.

                                   ARTICLE V

         Subject to the provisions of Article IV hereof, the property and affairs of the Corporation shall be managed by a governing body to be known as the Board of Directors whose number shall be set in the Bylaws and who shall be nominated and elected as set forth in the Bylaws.

                                   ARTICLE VI

         No election of members of the Board of Directors of the Corporation (the "Directors") need be by written ballot, except and to the extent provided in the Bylaws of the Corporation.

                                  ARTICLE VII

         The Board of Directors may adopt, amend or repeal bylaws of the Corporation, but the stockholders may adopt additional bylaws and may amend or repeal any bylaw, whether adopted by the stockholders or otherwise.

                                  ARTICLE VIII

         Any action required or permitted to be taken at any meeting of the Directors may be taken without a meeting, if all of the Directors consent thereto in writing and if the writing or writings are filed with the minutes of proceedings of the Directors.

                                   ARTICLE IX

         Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation.

                                   ARTICLE X

         A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE XI

         The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provision authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon the stockholders, Directors or other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article. Except as otherwise required by law, this Certificate of Incorporation may be altered, amended, or repealed by the affirmative vote of two-thirds (2/3) of the stockholder members, present in person or represented by proxy at any regular or special meeting of the stockholder members and entitled to vote on the alteration, amendment or repeal, if notice of such alteration, amendment, or repeal of this Certificate of Incorporation is contained in the notice of such meeting.


         The name and mailing address of the incorporator are:

                       R. James Straus
                       400 West Market Street, 32nd Floor
                       Louisville, Kentucky 40202-3363.

         The incorporator shall have the power to designate the members of the Corporation's initial Board of Directors.


         The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed this 16th day of November 2000.


                                              /s/ R. James Straus
                                              ---------------------------------
                                              R. James Straus

                                   APPENDIX E

                                     BYLAWS

                                       OF

                       KFC NATIONAL PURCHASING CO-OP, INC.

                                    ARTICLE I

                                     Offices

         1.1 Registered Office. The address of the registered office of KFC National Purchasing Co-op, Inc. (the "Co-op") shall be No. 100 West Tenth Street, Wilmington, Delaware, until altered as provided by law.

         1.2 Principal Office. The principal office of the Co-op shall be in Louisville, Kentucky until altered by the Board of Directors.

         1.3 Other Offices. The Co-op may maintain other offices within or without the state where its registered and principal offices are located, as the Board of Directors may from time to time establish.

                                   ARTICLE II

                               Stockholder Members

         2.1 Stockholder Eligibility. The following persons, firms or entities shall be eligible to be stockholders in the Co-op:

             (a) Each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Kentucky Fried Chicken franchisee or licensee of KFC Corporation, a Delaware corporation, or its successors, assigns, affiliates, or related companies.

             (b) KFC National Management Company, a Delaware Corporation ("KFC Management"), or its respective successor as an operator of KFC outlets.

             (c) The KFC National Council and Advertising Co-op, Inc., a Delaware non-stock corporation ("NCAC").

             (d) Each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Kentucky Fried Chicken franchisee or licensee of Kentucky Fried Chicken International Holdings, Inc., a Delaware corporation, or its successors, assigns, affiliates, or related companies.

         Only persons, firms or entities which own of record a share of the Co-op's Membership Common Stock shall be eligible to purchase shares of the Co-op's Store Common Stock. As used in these Bylaws, the term "franchise" includes licenses where appropriate in the context.

         2.2 Stockholder Membership Requirements. Each person, firm or entity which is eligible to be a stockholder member in the Co-op shall be a stockholder member in the Co-op when and if that person, firm or entity (a) purchases one share of the Co-op's Membership Common Stock; (b) purchases that number of shares of the Co-op's Store Common Stock which equals (i) the total number of Kentucky Fried Chicken retail outlets located in all states of the United States and the District of Columbia (collectively, the "United States") owned and operated by such person, firm or entity, and (ii) the total number of Kentucky Fried Chicken retail outlets located in any one country other than the United States in any one international territory (a "Foreign Territory") owned and operated by such person, firm or entity; and (c) agrees to abide by the terms and commitments set forth in these Bylaws as amended from time to time. For purposes of this Section 2.2, (a) the term "total number...of retail outlets" means the total number of traditional retail outlets, plus one-half rounded up to the nearest even number of the total number of non-traditional outlets, and
(b) the term "non-traditional retail outlet" means an outlet with more than one of the following characteristics: (i) a ten-year or shorter license, (ii) a limited menu, (iii) sales from a kiosk or other transportable unit, (iv) sales from a segregated food service area at a location in a facility (such as an airport, athletic stadium, university or school) established for a primary purpose other than selling food for reasonably immediate consumption, (v) anticipated sales volume less than anticipated sales volume for a traditional unit, (vi) sales in conjunction with sales of another food concept, or (vii) such other characteristics as the Board of Directors may determine are indicative of a non-traditional retail outlet. If a stockholder member at any time becomes an owner and operator of additional Kentucky Fried Chicken retail outlets within the United States or within a Foreign Territory, as the case may be, he shall purchase one additional share of Store Common Stock for each such additional traditional retail outlet or for each additional two non-traditional retail outlets as the case may be. If a stockholder member, who at any time becomes an owner and operator of additional Kentucky Fried Chicken retail outlets within the United States or within a Foreign Territory, does not (a)(i) purchase one additional share of Store Common Stock for each such additional traditional retail outlet or for each additional two non-traditional retail outlets and (ii) pay any fees or assessments which are established from time to time by the Board of Directors pursuant to Section 2.6 hereof, (b) then such stockholder member shall not be entitled to vote on any matters submitted to stockholder members or receive patronage dividends from the Co-op as provided in
Article IX.

         2.3 Multiple Franchises. No person, firm or entity shall be entitled to own, directly or indirectly, beneficially or of record, an interest in more than one (1) share of the Co-op's Membership Common Stock (the "Base Share") regardless of the number of Kentucky Fried Chicken retail outlets owned and operated by such person, firm or entity, excluding (a) any interest which any franchisee may have in the share of the Co-op's Series L Membership Common Stock held by the NCAC, (b) if a franchisee's Base Share is not a share of the Co-op's Series J Membership Common Stock, any interest which any franchisee may have in one (but only one) share of the Co-op's Series J Membership Common Stock, and
(c) any interest which any franchisee may have in a share of the Co-op's Membership Common Stock (i) held by a person, firm or entity in which the franchisee owns 50% or less in the aggregate of the outstanding ownership interests, and (ii) with respect to which the franchisee refrains from voting or participating in the voting of the share of Membership Common Stock. Where more than one (1) person, firm or entity are designated as franchisees of one (1) or more retail outlets, such persons, firms or entities shall be considered as a single person, firm or entity for stockholder purposes. The person, firm or entity who owns more than 50% in the aggregate of the outstanding ownership interest of the person, firm or entities owning and operating a Kentucky Fried Chicken retail outlet shall be, unless such person designates otherwise, the person, firm or entity entitled to own the share of Membership Common Stock representing such franchise operation. Where no person, firm or entity owns more than 50% in the aggregate of the outstanding ownership interests of the person, firm or entity owning and operating a Kentucky Fried Chicken retail outlet and none of such persons, firms or entities own, directly or indirectly, an interest in a share of Membership Common Stock of the Co-op, such persons, firms or entities shall be entitled to designate the person, firm or entity from among themselves who shall be entitled to own the share of Membership Common Stock.

         2.4 Divisions of Membership Common Stock into Series. (a) Each Kentucky Fried Chicken stockholder member other than KFC National Management Company, Harman Management Corporation ("Harman"), and NCAC shall be entitled to purchase one share of Membership Common Stock of one of the following series set forth in Column 1 below, but only if such stockholder member owns or operates, or pursuant to Section 2.3 hereof, is deemed to own or operate, a Kentucky Fried Chicken retail outlet in one or more of the areas set forth in the corresponding line(s) of Column 2 below:


           COLUMN 1                          COLUMN 2
           --------                          --------

            SERIES                             AREA
             A        Indiana, Michigan, Ohio and West Virginia.

             B Arkansas, Colorado, Kansas, Missouri, New Mexico, Oklahoma and Texas.

             C        Connecticut, Delaware, District of Columbia, Maine, Maryland,
                      Massachusetts, New Hampshire, New Jersey, New York,
                      Pennsylvania, Rhode Island and Vermont.

             D        Alaska, Hawaii, Idaho, Montana, Oregon, Washington and
                      Wyoming.

             E        Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi,
                      North Carolina, South Carolina, Tennessee and Virginia.

             F        Illinois, Iowa, Minnesota, Nebraska, North Dakota, South
                      Dakota and Wisconsin.

             G        Arizona, California, Nevada and Utah.

             J        Foreign Territories.


         The Series of Membership Common Stock to be issued shall be designated by the stockholder member, or in the absence of such designation, by the Co-op.

             (b) Harman, KFC National Management Company, and the NCAC shall be entitled to purchase one (1) share of one of the Series of Membership Common Stock set forth below opposite its name:


                    STOCKHOLDER MEMBER                             SERIES
                    ------------------                             ------
                          Harman                                      H

                          KFC National Management Company             K

                          NCAC                                        L


             (c) If Harman shall at any time own or operate less than 100 Kentucky Fried Chicken outlets in the United States or if KFC National Management Company shall own or operate less than 200 Kentucky Fried Chicken outlets in the United States, then the share of the Membership Common Stock owned by Harman or KFC National Management Company, as the case may be, shall be exchanged for one share of Membership Common Stock of such other Series as such person is eligible to purchase as provided in Section 2.4 hereof. The Series of Membership Common Stock to be issued in such exchange shall be designated by such person, or in the absence of such designation, by the Co-op.

             (d) No person, firm or entity shall be entitled to purchase or own any of the Series I or Series M through Series Z shares of Membership Common Stock.

             2.5 Mandatory Redemptions; Restrictions on Transfers; Prohibition of Dividends.

             (a) Unless otherwise prohibited by law, the Co-op shall promptly redeem shares of Membership Common Stock held by persons, firms or entities who no longer qualify as members. The redemption price for each share of Membership Stock shall be Ten Dollars ($10.00), which shall be payable in cash, except that, if the Co-op shall be prohibited by law from redeeming such share in cash because such payment would impair the capital of the Co-op or otherwise, the Co-op shall in lieu thereof issue to the holder of such share a non-interest bearing promissory note payable whenever the Co-op shall no longer be prohibited by law from making such payment. The Membership Common Stock may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law, and such restrictions shall be noted on all Membership Common Stock certificates.

             (b) The Store Common Stock may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law, and such restrictions will be noted on all Store Common Stock certificates. The Co-op may from time to time purchase shares of its Store Common Stock at the request of holders who do not or no longer own or operate KFC retail outlets with respect to the offered share, all in accordance with such specific policies and guidelines and upon such specific terms and conditions as the Board of Directors may from time to time adopt and from time to time deem advisable. If the Co-op purchases shares of its Store Common Stock as provided in this Section 2.5(b), the purchase price paid by the Co-op for a share of Store Common Stock shall be the same as the price the stockholder member paid to acquire the share of Store Common Stock.

             (c) No dividends, other than "patronage dividends" as provided in
Section 9 of the Bylaws, shall be declared, accrued, or paid on any class of stock of the Co-op.

         2.6 Sourcing Fees. By virtue of membership in the Co-op, each stockholder member (a) agrees that the Co-op and the Unified Foodservice Purchasing Co-op, LLC ("UFPC") may from time to time collect from the stockholder member a fee (a "Sourcing Fee") in consideration of and to fund the Co-op and UFPC's purchasing programs and services, and (b) authorizes the Co-op and UFPC from time to time to cause suppliers and distributors of goods and equipment to collect Sourcing Fees from the stockholder member for the account of the Co-op or UFPC.

         2.7 Liquidation Rights. In the event of any dissolution or liquidation of the Co-op or other disposition of its assets, after payment of all debts and liabilities of the Co-op and payment of Ten Dollars ($10.00) per share to holders of Membership Common Stock, the remaining assets of the Co-op shall be distributed to the holders of Store Common Stock on a Co-operative basis, that is, the Co-op shall return to such stockholder members the face amount of outstanding patronage equities and distribute the remaining assets to such stockholder members on the basis of their past Patronage insofar as such distribution is practicable.


         2.8 Notwithstanding any other provision of these Bylaws, KFC National Purchasing Cooperative, Inc. shall be eligible to be a stockholder member of the Co-op and be issued one share of Membership Common Stock, which share need not be of a designated series. Upon the consummation of the transactions contemplated in the Plan and Agreement of Merger of KFC National Purchasing Cooperative, Inc. with and into the Co-op, the share of Membership Common Stock issued to KFC National Purchasing Cooperative, Inc. shall be cancelled and this
Section 2.8 of the Bylaws shall be automatically deleted.


                                   ARTICLE III

                  Meetings of Stockholder Members of the Co-op

         3.1 Annual Meeting of Stockholder Members. An annual meeting of stockholder members of the Co-op shall be held each year at a time and place selected by the Board of Directors.

         3.2 Notice of Annual Meeting. Written notice of the time and place of the annual meeting shall be mailed to stockholder members entitled to vote as shown by the records of the




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Co-op not less than twenty (20) nor more than sixty (60) days prior to the meeting which notice shall state the place, date and hour of the meeting.

         3.3 Delayed Annual Meeting. If, for any reason, the annual meeting of the stockholder members shall not be held on the day designated, such meeting may be called and held as a special meeting, and the same proceedings may be had at such meeting as at an annual meeting and the notice of such meeting shall be the same as required for the annual meeting.

         3.4 Special Meetings of Stockholder Members. Special meetings of the stockholder members may be called at any time by the Chairman of the Board of Directors, President or by one-third (1/3) of the voting members of the Board of Directors, upon not less than twenty (20) nor more than sixty (60) days written notice which shall state the place, date, hour and purpose or purposes of the meeting.

         3.5 Waiver of Notice by Attendance. Attendance at a meeting, whether annual or special, shall be a waiver of notice, unless attendance is expressly for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         3.6 Quorum. Presence in person or by proxy of stockholder members representing a majority of the stockholder members entitled to vote at such meeting shall constitute a quorum at such meeting. A quorum shall not be lost by the departure of stockholder members before adjournment.

         3.7 Who Entitled to Vote; Proxies. Each stockholder member owning a share of the Co-op's Membership Common Stock shall be entitled to one (1) vote in person or by proxy upon each matter on which such stockholder member is entitled to vote. Proxies shall be valid only if signed by the stockholder member, dated and filed with the Secretary of the Co-op prior to or at the meeting in which it is given. No proxy shall be irrevocable and any proxy may be revoked at any time in writing or in person at the meeting for which it was given. No Proxy shall be voted or acted upon after one (1) year from its date.

         3.8 Necessity of Two-Thirds Vote. Except as otherwise provided in these Bylaws or required by law, the affirmative vote of two-thirds (2/3) of the stockholder members present in person or by proxy at a meeting at which a quorum is in attendance shall be necessary to decide in favor of any matter properly submitted to the meeting.

         3.9 Disputes. Any dispute as to the voting rights of stockholder members shall be submitted to the Secretary of the Co-op to be decided upon by the Chairman of the Board of Directors, or, in his absence, the Vice-Chairman with the stockholder member whose voting rights are in issue having the right to appeal this decision to the Board of Directors.

         3.10 Organization of Meetings. The Chairman of the Board of Directors, or the Vice-Chairman, if the Chairman is not present, and the Secretary of the Co-op shall act as chairman and secretary, respectively, at all meetings of stockholder members of the Co-op.



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


                                   ARTICLE IV

                               Board of Directors

         4.1 General.

             (a) The property and affairs of the Co-op shall be managed by a governing body to be known as the Board of Directors. The Board of Directors shall be composed of up to twenty-one (21) persons who shall be nominated and elected and shall serve for terms as hereinafter provided.

             (b) The Secretary of the Co-op shall notify stockholder members in writing no later than seventy-five (75) days prior to the annual meeting of stockholder members of the date of such meeting. Such notice shall advise them that nominations for members of the Board of Directors whose terms will expire at such meeting must be submitted to the Secretary in writing not later than sixty (60) days prior to the meeting date. Such notice shall also specify the names of directors whose terms are expiring and the names of directors who have resigned, died, or otherwise been removed from office since the last annual meeting of stockholder members, and shall identify the Series of Membership Common Stock entitled to elect successors to such directors. Each nomination submitted to the Secretary shall be accompanied by a written statement signed by the nominee, including nominees to represent the Series H, K and L Membership Common Stock, that he or she (i) will serve and is eligible to serve in such capacity if elected, (ii) will participate in a director orientation program in accordance with the Board's current orientation policies, and (iii) will enter into a director confidentiality agreement in such form as the Board may adopt from time to time. Each stockholder member (other than the NCAC and KFC National Management Company) may nominate not more than one person to serve as the director who may be elected by the Series of Membership Common Stock held by such stockholder member. NCAC and KFC National Management Company may each nominate two persons to serve as the directors who may be elected by the series of Membership Common Stock held by them.

             (c) Each of Series A through Series H and Series J, shall be entitled to elect, as a series, one member of the Board of Directors, and of Series K and Series L shall be entitled to elect, as a series, two members of the Board of Directors; provided, however, that until and unless the holders of Series J Membership Common Stock hold one hundred (100) or more shares of Store Common Stock purchased or held with respect to Kentucky Fried Chicken outlets located in Foreign Territories, the Series J member of the Board of Directors shall be nominated by a holder of Series J Membership Common Stock, but shall be elected by a plurality vote of all the shares of Membership Common Stock entitled to vote at the annual meeting of the stockholder members.

             (d) In addition to the members of the Board of Directors elected by the holders of Membership Common Stock, there shall be one (1) independent member of the Board of Directors (the "Independent Director") who shall not in any way be associated or affiliated with KFC Corporation, KFC National Management Company, Kentucky Fried Chicken International Holdings, Inc., or any franchisee of KFC Corporation. The Independent Director



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

shall be nominated by the Board of Directors and elected by a plurality vote of the shares of Membership Common Stock entitled to vote at the annual meeting of the stockholder members.

             (e) The President of the Co-op and UFPC shall serve as a non-voting ex-officio member of the Board of Directors.

             (f) With the exception of the Independent Director and the President of the Co-op and UFPC, all directors of the Co-op must be stockholder members of the Co-op or an officer, shareholder, employee or partner of an entity which is a stockholder member of the Co-op. Each director must be a member or an officer, director, shareholder, employee or partner of the organization which is entitled to vote for (or in certain circumstances concerning Series J, nominate) such director.

             (g) All voting directors of the Co-op shall be divided into three classes, designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of voting directors permits, with the term of office of one class expiring each year. Should the number of voting directors not be equally divisible by three, the excess of directors over a number divisible by three shall be classified in Class III if there is an excess of one and in Class II and III if there is an excess of two. The Board of Directors shall by majority vote designate which series of membership shall elect directors within Class I, II and III, respectively, but by such designations may not shorten the term of any director.

             (h) No person shall hold more than one (1) seat on the Board of Directors at any one time. Except for the holders of the Series K and Series L Membership Common Stock who are entitled, as a Series, to elect two (2) members of the Board of Directors, not more than one (1) person affiliated with any stockholder member may hold a seat on the Board of Directors.

             (i) The initial Class I directors shall hold office for a term commencing with the adoption of these Bylaws and expiring at the annual meeting next ensuing and until their successors are elected and take office. The initial Class II directors shall hold office for a term commencing with the adoption of these Bylaws and expiring at the second annual meeting thereafter and until their successors are elected and take office. The initial Class III directors shall hold office for a term commencing with the adoption of these Bylaws and expiring at the third annual meeting thereafter and until their successors are elected and take office. The successors to the initial Class I, Class II and Class III directors shall each be elected for terms commencing as of the date of their election and continuing until the third annual meeting of stockholder members thereafter and until their respective successors are duly elected and qualified.

             (j) Whenever any member of the Board of Directors ceases to fulfill the eligibility requirements of this Section 4.1, his membership on the Board of Directors shall automatically terminate and the vacancy so created shall be filled in the manner prescribed in Section 4.2.

             (k) Notwithstanding any limitation on the number of persons who may serve as members of the Board of Directors provided for in Section 4.1(a) hereof, the Board of



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

Directors may, from time to time, by resolution provide for one or more non-voting members of the Board of Directors to serve at the pleasure and upon such terms and conditions as the Board of Directors may by resolution provide.

             (l) No voting director of the Co-op, except for directors elected by the Series H or K Membership Common Stock, may serve more than two consecutive three years terms (whether representing the same or a different Series) without having not served as a voting director for an entire period between two consecutive annual meetings of the stockholder members (a "meeting period") before reelection. For purposes of this Section 4.1(l), (i) service for a term which equals or exceeds two meeting periods shall be deemed to be a three year term and a term which does not exceed two meeting periods shall not be deemed to be a three year term, and (ii) no term which commenced prior to the annual meeting of the stockholder members held in 1999 shall count as a consecutive term or otherwise shorten the eligibility of any director.

         4.2 Vacancies. Except as herein provided, all vacancies on the Board of Directors shall be filled by the Board of Directors. In filling any vacancy, the Board of Directors shall seek the advice and counsel of the holder or holders of the Series of stock who are entitled, as a Series, to elect the director whose position became vacant. All vacancies shall be filled as soon as practicable; however, the Board need not fill a vacancy if the holder or holders of the Series of Membership Common Stock who are entitled, as a Series, to elect the director whose position became vacant decline (a) to provide the Board with advice and counsel concerning the filling of the vacancy, or (b) to nominate a person to fill a vacancy, however created, at any annual or special meeting of the stockholders at which an election of directors occurs. For purposes of this
Article IV, the number of voting members of the Board shall not include from time to time the number of vacancies on the Board. The Board of Directors shall not fill a vacancy with respect to the Series H, K or L share of Membership Common Stock without specific direction and the consent respectively of Harman, Tricon Global Restaurants, Inc. ("Tricon"), or NCAC

         Directors elected as hereinabove provided in this Section 4.2 shall serve until the next annual meeting of stockholder members, at which time the holders of the Series of Membership Common Stock who elected the director whose position became vacant shall be entitled to elect a successor who shall serve for the remainder, if any, of the term of the director who shall have resigned, died or otherwise been removed from office.

         The person elected to fill a vacancy must fulfill the eligibility requirements for the position of the director whose position became vacant.

         4.3 Quorum. Two-thirds (2/3) of the voting members of the Board of Directors shall constitute a quorum.

         4.4 Annual Meeting. The Board of Directors shall hold its annual meeting in each calendar year at such time and place as the Board shall designate to elect its Chairman and Vice-Chairman, to elect the officers of the Co-op for the ensuing year and to transact any other business.

         4.5 Other Meetings. Other meetings of the Board of Directors may be called by the Chairman, President or one-third (1/3) of the voting members of the Board of Directors at any



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

time by means of written notice by mail of the time, place and purpose thereof to each member of the Board of Directors, as the Chairman, the President or one-third (1/3) of the voting members of the Board of Directors shall deem sufficient, but action taken at any such meeting shall not be invalidated for want of notice if such notice shall be waived as hereinafter provided.

         4.6 Waiver of Notice. Notice of the time, place and purpose of any meeting of the Board of Directors may be waived by telegram, radiogram, cablegram, or other writing either before or after such meeting has been held. Attendance at a meeting shall constitute a waiver of notice, unless attendance is expressly for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         4.7 Removal of Members of the Board of Directors. The Board of Directors may, upon the affirmative vote of at least two-thirds (2/3) of all stockholder members (including the vote of Tricon or NCAC with respect to the director representing the Series K or L share of Membership Common Stock, respectively) at any time determine that any member of the Board of Directors shall be removed from the Board of Directors for cause. Upon such a vote of stockholder members, the Board of Directors shall give such director written notice of removal for cause.

         4.8 Voting. The affirmative vote of three-fifths (3/5) of all voting members of the Board of Directors shall, except as otherwise specifically provided in these Bylaws, be the act of the Board of Directors on any matter properly submitted to the Board of Directors. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation in a meeting shall constitute presence in person at such meeting. Upon the demand of a majority of the voting members of the Board of Directors participating in a meeting, the voting upon any question before the meeting shall be by secret ballot. The President shall not be entitled to vote on matters brought before the Board of Directors.

         4.9 Chairman and Vice-Chairman.

             (a) The Board of Directors shall at each annual meeting elect by the affirmative vote of three-fifths (3/5) of the entire Board of Directors a Chairman and a Vice-Chairman, each of whom shall serve until the next annual meeting of the Board of Directors and until his successor is duly elected and qualified.

             (b) The duties of the Chairman shall be to preside at all meetings of the Board of Directors and stockholder members. The Chairman shall oversee the President in his assigned duties as established and authorized by the Board of Directors. The Chairman shall have the power to execute in the name of the Co-op any authorized corporate obligation or other instrument and shall perform all acts incident to the Office of Chairman or Directors. In the absence of the Chairman or his inability to perform, the Vice-Chairman shall assume his duties.

             (c) No Chairman may serve more than two consecutive full one year terms as Chairman without having not served as Chairman for an entire one year term before reelection as Chairman. For purposes of this Section 4.9 (c), no term as Chairman which commenced prior to 1999 shall count as a consecutive term or otherwise shorten the eligibility of a chairman.

         4.10 Meetings: Chairman and Secretary. At all meetings of the Board of Directors, the Chairman, or in his absence, the Vice-Chairman, shall act as chairman of the meeting and the Secretary of the Co-op shall act as secretary, except that if any one of them shall be absent, a chairman or secretary, or both, may be chosen at the meeting.

         4.11 Compensation and Expenses. The Independent Director shall be entitled to such compensation as may be determined by the Board of Directors. Except for the Independent Director, all members of the Board of Directors shall serve without compensation. Reasonable expenses of members of the Board of Directors attending regular and called meetings shall be reimbursed by the Co-op, provided, that such expenses are not in excess of the actual cost of traveling from and returning to the member's home city, lodging, meals and other reasonable and necessary expenses. The Board of Directors shall also reimburse members of the Board of Directors and others for their reasonable expenses of attending seminars or other events at the direction of the Board of Directors.

                                    ARTICLE V

                                    Officers

         5.1 Executive Officers. The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect one or more Vice-Presidents and such other officers and assistant officers, as the Board of Directors may, from time to time, determine are necessary to manage the affairs of the Co-op. Any one person, except as forbidden by law, may be elected to more than one office. Any person elected to office shall hold his office as such for a one (1) year period and until his successor shall have been elected and shall have accepted office, unless prior thereto such person resigns or is removed from office. The President shall at all times be subject to dismissal by the Board of Directors by the affirmative vote of two-thirds (2/3) of all voting members of the Board of Directors. Any meeting of the Board of Directors for the purpose of considering the dismissal of the President may be called upon not less than twenty (20) days nor more than sixty (60) days prior written notice which notice shall state the place, date, hour and purpose of the meeting. The other officers shall at all times be subject to dismissal by the President or the Board of Directors.

         5.2 Vacancies. Any vacancy in any office shall be filled by the Board of Directors.

         5.3 Powers and Duties of the President. The President shall be the President and Chief Executive Officer of the Co-op and, subject to the control of the Board of Directors, shall have general charge of its business and supervision of its affairs. He shall keep the Board of Directors fully informed and freely consult with it in regard to the business of the Co-op, and make due reports to it and to the stockholder members. The President shall have the power to execute in the name of the Co-op any authorized corporate obligation or other instruments. The

President shall also have such other powers and duties as are incident to his office and not inconsistent with these Bylaws, or as may at any time be assigned to him by the Board of Directors.

         5.4 Powers and Duties of Vice-Presidents. The Board of Directors may elect one (1) or more Vice-Presidents who shall have the powers and duties incident to their office and shall perform such duties as may at any time be assigned to them by the Board of Directors or the President.

         5.5 Powers and Duties of the Treasurer. The Treasurer, subject to the control of the Board of Directors and together with the President, shall have general supervision of the finances of the Co-op. He shall have the care of, and be responsible for, all monies, securities, evidences of value and corporate instruments of the Co-op, and shall supervise the officers and other persons authorized to bank, handle and disburse its funds, informing himself as to whether all deposits are or have been duly made and all expenditures duly authorized and evidenced by proper receipts and vouchers. He shall cause full and accurate books to be kept, showing the transactions of the Co-op, its accounts, assets, liabilities and financial condition, which shall at all reasonable times be open to the inspection of any member of the Board of Directors, and he shall make due reports to the Board of Directors and the stockholder members, and such statements and reports as are required of him by law. The Treasurer shall have such other powers and duties incident to his office and not inconsistent with these Bylaws, or as may at any time be assigned to him by the Board of Directors.

         5.6 Powers and Duties of the Secretary. The Secretary shall cause to be entered in the minute books the minutes of all meetings of the Board of Directors and annual and other meetings of the stockholder members; shall have charge of the seal of the Co-op and all other books and papers pertaining to his office, and shall be responsible for giving of all notices, and the making of all statements and reports required of the Co-op or of the Secretary by law. The Secretary shall affix the corporate seal, attested by his signature, to all instruments duly authorized and requiring the same. The Secretary shall have such other powers and duties incident to his office and not inconsistent with these Bylaws, or as may at any time be assigned to him by the Board of Directors.

         5.7 Assistant Treasurers and Assistant Secretaries. Any Assistant Treasurers and Assistant Secretaries elected shall perform such duties as may properly be assigned to them by the executive officers of the Co-op, and shall have such powers and duties, including all the powers and duties of their principals in the event of the absence of such principals from any place in which the business in hand is to be done, and as may at any time be assigned to them by the Board of Directors.

         5.8 Other Officers. The Board of Directors shall prescribe the powers and duties of any other officer or officers of the Co-op.

         5.9 Salaries. The salary, if any, of the President of the Co-op shall be fixed by the Board of Directors. Subject to such limitations as may be fixed by the Board of Directors from time to time, the salaries, if any, of all other employees and officers of the Co-op shall be fixed by the President who shall report annually to the Board of Directors on all salary changes.



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                                   ARTICLE VI

                         Finance, Audit and Fiscal Year

         6.1 Banking. All funds and money of the Co-op shall be banked, handled and disbursed, and all bills, notes, checks and like obligations, and endorsements (for deposit or collection) shall be signed by such officers and other persons as the Board of Directors shall from time to time designate, who shall account therefor to the Treasurer as and when he may require. All money, funds, bills, notes, checks and other negotiable instruments coming to the Co-op shall be collected and promptly deposited in the name of the Co-op in such depositories as the Board of Directors shall select.

         6.2 Annual Audit. An audit by certified public accountants of the books and records of the Co-op shall be conducted annually by a firm engaged by the Board of Directors.

         6.3 Fiscal Year. The fiscal year of the Co-op shall be set from time to time by the Board of Directors.

                                   ARTICLE VII

                                 Indemnification

             7.1 Indemnification of Officers and Directors.

             (a) The Co-op shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Co-op) by reason of the fact that he is or was a director, officer, employee or agent of the Co-op, or is or was serving at the request of the Co-op as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Co-op, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonable believed to be in or not opposed to the best interests of the Co-op, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

             (b) The Co-op shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Co-op to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Co-op, or is or was serving at the request of the Co-op as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Co-op and except that no indemnification shall be made in respect of any claim, issue or matters as to which such person shall have been adjudged to be liable to the Co-op unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

             (c) To the extent that a present and former director or officer of the Co-op has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this
Section 7.1, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

             (d) Any indemnification under subsections (a) and (b) of this
Section 7.1 (unless ordered by a court) shall be made by the Co-op only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in written opinion, or (4) by the stockholder members.

             (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Co-op in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount it shall ultimately be determined that he is not entitled to be indemnified by the Co-op as authorized in this Section 7.1. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

             (f) The indemnification and advancement of expenses provided by, or granted pursuant to this Section 7.1 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

             (g) The Co-op shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Co-op, or is or was serving at the request of the Co-op as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such,




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whether or not the Co-op would have the power to indemnify him against such liability under the provisions of this Section 7.1.

             (h) For purposes of this Section 7.1, references to the Co-op shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 7.1 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

             (i) For purposes of this Section 7.1, references to "other enterprises" shall include employee benefit plans, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan, and references to "serving at the request of the Co-op" shall include any service as a director, officer, employee or agent of the Co-op which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Co-op" as referred to in this Section 7.1.

             (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 7.1 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

             (k) The Court of Chancery of the State of Delaware is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this Section 7.1 or under any bylaw, agreement, vote of stockholder members or disinterested directors, or otherwise. The Court of Chancery may summarily determine the Co-op's obligation to advance expenses (including attorneys' fees).

             (l) If so provided in the Co-op's Certificate of Incorporation, a director of the Co-op shall not be personally liable to the Co-op or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Co-op or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         The foregoing Article 7 is derived from Sections 145 and 102 of the General Corporation Law of the State of Delaware.

         The Co-op has obtained a policy of insurance under which the Co-op and its directors and officers are insured subject to specific exclusions and deductible and maximum amounts against loss deriving from any claim which may be made against the Co-op or any director or officer of the Co-op by reason of any act done or alleged to have been done while acting in their respective capacities.

                                  ARTICLE VIII

                                  Capital Stock

         8.1 Certificate of Stock. Every holder of capital stock in the Co-op shall be entitled to have a certificate, signed by, or in the name of the Co-op by, the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Co-op, certifying the number of shares owned by him in the Co-op. The certificates of stock of the Co-op shall be numbered and shall be entered in the books of the Co-op as they are issued.

         8.2 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Co-op alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Co-op a bond in such sum as it may direct as indemnity against any claim that may be made against the Co-op with respect to the certificate alleged to have been lost, stolen or destroyed.

         8.3 Transfers of Capital Stock. Any attempted transfer, sale, pledge, mortgage, gift, or hypothecation of shares of Membership Common Stock or Store Common Stock other than a transfer of the shares to the Co-op shall be null, void, and without effect, and the Co-op shall not make or recognize any such transfer, sale, pledge, mortgage, gift, or hypothecation upon its books.

         8.4 Fixing Record Date. In order that the Co-op may determine the stockholder members entitled to notice of or to vote at any meeting of stockholder members or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than twenty (20) days prior to any other action. A determination of stockholder members of record entitled to notice of or to vote at a meeting of stockholder members shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         8.5 Registered Stockholders. The Co-op shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share of shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                               Patronage Dividends

         9.1 Patronage. The term "patronage" shall refer to the value of the Co-op's business with its stockholder members. Business with the Co-op's stockholder members shall include the following: (1) the Co-op's direct business with its stockholder members; (2) the Co-op's business with its stockholder members through distributors ("participating distributors") which shall have agreed to participate in the Co-op's patronage dividend program for its stockholder members by entering into distributor participation agreements with the Co-op or UFPC in such form as the President shall prescribe or approve from time to time; (3) the Co-op's business with its stockholder members through suppliers ("participating suppliers") which shall have agreed to participate in the Co-op's patronage dividend program by entering into supplier participation agreements with the Co-op or UFPC in such form as the President shall prescribe or approve from time to time; and (4) the Co-op's business with its stockholder members pursuant to arrangements set forth in a management agreement approved by the Board of Directors with UFPC, whereby the stockholder members purchase goods directly from UFPC or through participating distributors and participating suppliers. The term "patronage" includes the Co-op's business with its stockholder members both when the Co-op or UFPC purchases (takes "Title") and resells goods to the Co-op's stockholder members and participating distributors, and when participating suppliers sell goods directly to stockholder members and participating distributors.

         9.2 Cooperative Basis. The Co-op shall at all times be operated on a cooperative basis for the benefit of its stockholder members. The Co-op shall always do more than ninety percent (90%) in value of its business with its stockholder members.

         9.3 Patronage Dividend Distributions.

             (a) The Board of Directors shall, after considering the Co-op's anticipated expenses and need for capital and reserves, (i) obligate the Co-op to distribute patronage dividends as provided in section 1388(a)(2) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "IRC"), and (ii) distribute as patronage dividends, directly to the stockholder members of the Co-op, the net income of the Co-op from patronage done with or for stockholder members computed in accordance with sections 1381-1388 of the IRC and in accordance with the principles applied in preparation of the Co-op's federal income tax return. Specifically, the Co-op shall distribute patronage dividends to stockholder members annually on the basis of each stockholder member's patronage. In determining the portion of the Co-op's patronage dividend obligations to be paid in cash, the Board of Directors shall consider: (1) Expenses directly or indirectly related to the Co-op's business; (2) Such reasonable reserves for necessary corporate purposes as may from time to time be provided by the Board of Directors for depreciation and obsolescence, state and federal taxes, bad debts, casualty losses, insurance and other corporate and operating charges and expenses, all established and computed in accordance with generally accepted accounting principles; (3) Such reasonable reserves for working capital necessary for the operation of the Co-op and for deficits arising from such operation, (including deficits from business other than business done with or for stockholder members).

         The amounts set aside for reserves in any year from gross margins of the Co-op from business other than with or for the stockholder members shall be allocated to the extent possible, to stockholder members, on the books of the Co-op on a patronage basis for that year, or, in lieu thereof, the books or records of the Co-op shall afford a means of doing so, so that in the event of a distribution of amounts formerly carried in reserves, each stockholder member may receive to the extent possible, that stockholder member's pro rata share thereof.

             (b) Solely for the purpose of determining the amount of patronage dividends distributable to a particular stockholder member of the Co-op, the Board of Directors may, by resolution, segregate the Co-op's business with its stockholder members into two distinct pools: (i) the "Title Pool," under which shall be determined the net earnings of the Co-op from business with the Co-op's stockholder members in which the Co-op takes Title to goods; and (ii) the "Non-Title Pool," under which shall be determined the net earnings of the Co-op from business with the Co-op's stockholder members in which the Co-op does not take Title to goods.

             The amount distributable by the Co-op as patronage dividends directly to each stockholder member of the Co-op shall be based on

             (A)  the ratio of

                  (i) the value of business done by the Co-op with each stockholder member in which the Co-op takes Title to goods, to

                  (ii) the net earnings of the Co-op in the Title Pool attributable to business done with or for its stockholder members, plus

             (B)  the ratio of

                  (i) the value of business done by the Co-op with each stockholder member in which the Co-op does not take Title to goods, to

                  (ii) the net earnings of the Co-op in the Non-Title Pool attributable to business done with or for its stockholder members.

             (c) Solely for the purpose of determining the amount of patronage dividends distributable to a particular member of the Co-op, the Board of Directors may from time to time, when appropriate, by resolution, segregate the Co-op's business with its stockholders members into other distinct pools, such as by way of example, an equipment business pool, a food and packaging business pool, or an international business pool. The net earnings of the Co-op from business with the Co-op's stockholder members related to any such pool shall be attributable to a stockholder member patron of the pool in proportion to the quantity or value of business done by the stockholder member with the pool. The resolution establishing such distinct business pools shall also specify the basis for determining the amount distributable by the Co-op as patronage dividends to each shareholder member.

             (d) The patronage dividend distributions shall be paid to each stockholder member on the basis of the quantity or value of business done with or for each stockholder member, and the patronage dividend distributions shall be determined by reference to the net earnings of the Co-op from business done with or for its stockholder members. The patronage dividend distributions shall be among all stockholder members, shall be directly proportional for each taxable year of the Co-op to the purchases by each stockholder member, and so shall be based upon each stockholder member's patronage.

         9.4 Timing of Payment of Patronage Dividends. Each distribution of patronage dividends shall be made within the payment period beginning with the first day of a taxable year for which the Co-op claims a deduction for patronage dividends paid in the form of such distributions and ending with the 15th day of the 9th month following the close of such taxable year.

         9.5 Method and Character of Payment. The Board of Directors may, in its discretion, determine to pay patronage dividends either all in a form that will be treated as a deductible qualified written notice of allocation within the meaning of section 1388(c) of the IRC, all in a form that will be treated as a nonqualified written notice of allocation within the meaning of section 1388(d) of the IRC, or part in qualified form and part in nonqualified form. At least twenty percent (20%) of any qualified payment of patronage dividends shall be paid in cash or by a "qualified check" as defined in Section 1388(c)(4) of the IRC. Subject to this limitation with respect to qualified distributions, the Board of Directors may decide that the balance of any patronage dividend be paid, in whole or in part, in cash, property, promissory notes or other evidence of indebtedness, or in any other form of written notice of allocation (within the meaning of section 1388(b) of the IRC).

         9.6 Consent to Stockholder Members. Membership in the Co-op by stockholder members shall constitute a consent of each such member to include in its gross income the amount of any patronage dividend which is paid with respect to direct sales from the Co-op, and indirect sales through participating distributors in money, "qualified checks," "qualified written notices of allocation" or other property (except "nonqualified written notices of allocation" as defined in Section 1388(d) of the Internal Revenue Code of 1986, as amended) and which is received by it during the taxable year from the Co-op. Each stockholder member of the Co-op, through initiating or retaining its membership after adoption of this Article IX of these Bylaws, as amended from time to time, consents to be bound hereby. The provisions of this Article IX, as amended from time to time, shall be a contract between the Co-op and each stockholder member as fully as though each stockholder member had signed a specific separate instrument in which the stockholder member agreed to be bound by all of the terms and provisions of this Article IX, as amended from time to time.

         This consent, however, shall not extend to written notices of allocation received by the stockholder member as part of a nonqualified payment of patronage which clearly indicate on their face that they are nonqualified. By way of illustration, the term "written notice of allocation" shall include such items as the promissory notes, a notice or statement that such securities have been deposited with a bank or other qualified agent on behalf of the stockholder member, a notice of credit to the account of the stockholder member on the books of the Co-op

(against stock subscription or any other indebtedness as the Co-op may elect) and such other forms of notice as the Board of Directors may determine, distributed by the Co-op in payment, or part payment of the patronage dividends. The stated dollar amount of the promissory notes is the principal amount thereof.

         9.7 Promissory Notes. Subject only to the payment of at least twenty percent (20%) of each stockholder member's annual patronage dividend in cash, the Co-op may pay each stockholder member all or any portion of the annual patronage dividend in promissory notes which shall bear interest at the rate from time to time fixed by the Board of Directors and shall mature at the time fixed by the Board of Directors not later than five (5) years from the date of issuance, and may be subordinated to any liabilities or obligations of the Co-op, existing, contingent or created after the date of issuance. The Co-op shall have a lien upon and a right of set off against any said promissory notes issued to a stockholder member to secure payment of any indebtedness due the Co-op or any of its subsidiaries by the stockholder member.

         9.8 Application of Patronage Dividends to Amounts Due the Co-op. Notwithstanding any of the foregoing provisions of this Article IX, the portion of any patronage dividends which would otherwise be payable in cash under any provision of this Article IX to a stockholder member may be applied by the Co-op to the payment of any indebtedness, the repayment of which is in default, owed to the Co-op by any such stockholder member to the extent of such indebtedness instead of being distributed in cash, provided, however, that an amount equal to twenty percent (20%) (or, in the case of a stockholder member located in a jurisdiction to which the special withholding requirements of Sections 1441 or 1442 of the Internal Revenue Code of 1986, as amended, apply, thirty percent (30%)) of the total annual patronage dividends distributable for the applicable year to any such stockholder member shall nevertheless be paid in cash within the period set forth in Section 9.4 if any such stockholder member so requests in a writing received by the Co-op within thirty (30) days of the first day of the Co-op's fiscal year as established under Section 6.3.

                                    ARTICLE X

                                   Amendments

         10.1 Amendments to Bylaws. The Board of Directors shall have the power to adopt, amend or repeal from time to time the Bylaws of the Co-op at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of such adoption, amendment or repeal of the Bylaws be contained in the notice of such special meeting, subject to the right of the stockholder members to adopt, amend or repeal the Bylaws, at any regular meeting of the stockholder members or at any special meeting of the stockholder members if notice of such adoption, amendment or repeal of the Bylaws be contained in the notice of such special meeting.

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 28, 2000


                 PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY,
                ALL HOLDERS OF MEMBERSHIP COMMON STOCK MAY VOTE.


         The undersigned Stockholder Member of KFC National Purchasing Cooperative, Inc. (the "Cooperative") hereby appoints James B. Royster, Daniel
E. Woodside or Alice LeBlanc, or any one of them with full power to act alone my true and lawful attorney(s), with full power of substitution, for me and in my name, place and stead to vote all of the Membership Common Stock of the Cooperative standing in my name on its books and which I am entitled to vote at the special meeting of its stockholder members to be held at 10:00 a.m. on December 28, 2000, at the Cooperative's offices at 950 Breckenridge Lane, Louisville, Kentucky, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1.       PLAN AND AGREEMENT OF MERGER.

         To authorize and execute the Plan and Agreement of Merger, in substantially the form attached to the Proxy Statement as Appendix A, and the consummation of all the transactions contemplated therein, as more fully described in the Proxy Statement.

                  FOR                AGAINST               ABSTAIN
                  [ ]                  [ ]                   [ ]

2.       OTHER BUSINESS.

         To transact all other matters and business related to the merger which may properly come before the meeting.

         Information regarding the matters to be acted upon at the Special Meeting is contained in the Proxy Statement accompanying this Proxy. This Proxy will be voted as specified. If no instruction is indicated on a properly executed and dated proxy form, then the above-named proxy or any substitutes, will vote the share represented IN ACCORDANCE WITH THEIR DISCRETION on any matters or business that may properly come before the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         Dated:  ______________, 2000.


                                    --------------------------------------------
                                    (SIGNATURE OF STOCKHOLDER)



                                    --------------------------------------------
                                    (PRINTED NAME)



         Please sign exactly as your name appears in the address on this form of proxy. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         TO CONDUCT THE SPECIAL MEETING, WE MUST HAVE THE PRESENCE IN PERSON OR BY PROXY OF STOCKHOLDER MEMBERS REPRESENTING A MAJORITY OF ALL STOCKHOLDER MEMBERS AS OF THE RECORD DATE. THEREFORE, YOU ARE URGED TO SIGN, DATE AND RETURN THE PROXY CARD.


         PLEASE MAIL IN STAMPED ENVELOPE PROVIDED TO: JAMES A. GIESEL, FROST BROWN TODD LLC, 400 WEST MARKET STREET, 32ND FLOOR, LOUISVILLE, KENTUCKY 40202.



                     A PROMPT RESPONSE WILL BE APPRECIATED.